UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-06481

Franklin Municipal Securities Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices)           (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: _650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/10

Item 1. Reports to Stockholders.

MAY 31, 2010 ANNUAL REPORT AND SHAREHOLDER LETTER Franklin California High Yield Municipal Fund Franklin Tennessee Municipal Bond Fund Sign up for electronic delivery on franklintempleton.com TAX — FREE INCOME FRANKLIN MUNICIPAL SECURITIES TRUST

Franklin Templeton Investments

Gain From Our Perspective®

Franklin Templeton’s distinct multi-manager structure combines the specialized expertise of three world-class investment management groups— Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE	Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

Franklin. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

Templeton. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry’s oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

Mutual Series. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION	Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That’s why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST	At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.
Not part of the annual report

Shareholder Letter
Dear Shareholder:
U.S. economic activity expanded for most of the fiscal year ended May 31, 2010. Although many observers considered the global recession over, most economists warned that growth would be sluggish as consumers and the financial system continued to climb out of debt.
The federal funds target rate remained unchanged over the period at a historically low range of 0% to 0.25%; however, the Federal Reserve Board (Fed) was very active and employed other strategies to help stem the crisis, resulting in a substantial increase in its balance sheet. The Fed established various lending and liquidity facilities and through quantitative easing purchased mortgage securities and Treasuries, all in an effort to encourage long-term interest rates to move lower. In testimony to Congress in February 2010, Chairman Bernanke once again stated that short-term rates were likely to remain exceptionally low for an extended period until the Fed feels a broader economic recovery has taken hold.
Most major financial markets showed signs of recovery, and equity markets staged a strong rally beginning in March 2009. During the spring of 2010, fears surrounding the European Monetary Union (EMU) economy undermined investor confidence in global markets, leading to significant equity market sell-offs and renewed demand for the safety of U.S. Treasury bonds. At period-end, many investors wondered whether the situation in the EMU, and Greece in particular, would lead to a wider contagion around the world.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Not part of the annual report | 1

Globally, overall inflation remained tame during the year under review. In the U.S., Chairman Bernanke began to prepare markets for the unwinding of the Fed’s accommodative policy and the exit strategy for its lending and liquidity facilities. On February 18, 2010, the Fed raised the largely symbolic discount rate to 0.75%. This first tightening move was designed to encourage banks to borrow short-term funds from money markets rather than the central bank. At the end of March 2010, the Fed ended its year-long program of buying agency mortgage-backed securities.
The municipal bond market experienced a healthy rebound in the 12-month period under review; the Barclays Capital (BC) Municipal Bond Index returned +8.52%, and securities with maturities 22 years and longer, which make up a substantial portion of the portfolios, returned +13.53%.1
Although it looked as if the banking and financial crisis may have turned the corner and economic recovery was under way, we think a note of caution is still warranted. We believe such areas of the economy as employment, housing, state and local government budgets, and the finance and banking sector will continue to face challenges as the economy grows unevenly out of the recession. Another area of concern is the large, projected federal budget deficit and its potential long-term effect on interest rates and economic growth.
We believe it is especially important during uncertain times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market conditions.
Franklin Municipal Securities Trust’s annual report goes into greater detail about municipal bond market conditions during the period. In addition, you will find performance data, financial information and discussions from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

1.	Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product. The BC Municipal Long Bond Index is the long (22+ years) component of the BC Municipal Bond Index.
2 | Not part of the annual report

Please check our website at franklintempleton.com for special portfolio manager commentary. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.
Sincerely,

Charles B. Johnson
Chairman
Franklin Municipal Securities Trust

Sheila Amoroso

Rafael R. Costas Jr.
Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department
This letter reflects our analysis and opinions as of May 31, 2010. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.
Not part of the annual report | 3

Annual Report
Municipal Bond Market Overview
During the 12 months ended May 31, 2010, the municipal bond market delivered solid returns to investors, as the Barclay’s Capital (BC) Municipal Bond Index posted a total return of +8.52%.1 In contrast, the U.S. Treasury market trailed the tax-exempt market during this reporting period with a +4.50% total return as measured by the BC U.S. Treasury Index.2
Despite municipal bonds’ relative strength, many tax-free bonds retained their pre-tax yield advantage over Treasuries. As of May 31, 2010, the 4.93% yield of the BC Municipal Bond Index: Long Component exceeded the 4.00% yield of the BC U.S. Treasury Index: Long Component.3 Investors continued to purchase municipal bond mutual fund shares even though budgetary pressures at state and local levels and concerns regarding some issuers’ abilities to repay debt were well publicized. Many municipal bonds were re-rated during the period due to a changing economic landscape, rating downgrades of bond insurers, and reconciliation between corporate and municipal rating scales. Moody’s Investors Service and Fitch recalibrated ratings for many state and local government issuers to bring them in line with corporate and sovereign ratings. In some cases, these changes resulted in as much as a three-notch rating increase. These positive rating actions coupled with a long-term default rate for investment-grade municipal bonds of less than 1% helped remind investors of the asset class’s historical underlying credit strength.4 Investor interest also increased for lower investment-grade and speculative-grade issues during the

1.	Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch.

2.	Source: © 2010 Morningstar. The BC U.S. Treasury Index is the U.S. Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

3.	Source: © 2010 Morningstar. The BC Municipal Bond Index: Long Component is the long (22+ years) component of the BC Municipal Bond Index. The BC U.S. Treasury Index: Long Component is the long component of the BC U.S. Treasury Index and covers public obligations of the U.S. Treasury with a remaining maturity of 10 years or more.

4.	Source: Moody’s Investors Service, “Special Comment: U.S. Municipal Bond Defaults and Recoveries, 1970-2009,” February 2010.
4 | Annual Report

reporting period, which drove up the BC Baa Municipal Bond Index 13.69% and the BC Municipal Bond High Yield Index 21.01%, compared with the BC Aaa Municipal Bond Index’s +5.84% total return.5
The American Recovery and Reinvestment Act of February 2009 allowed municipalities to issue taxable bonds and receive a 35% federal government subsidy for all coupon payments distributed to investors for the life of the bonds. This subsidy enabled municipalities to borrow significantly below their after-tax cost in the traditional tax-exempt municipal bond market. In May 2010, the House of Representatives modified and approved certain provisions of the Act. If these modifications become law, municipalities would continue to receive a subsidy for their taxable borrowing at 32% starting in 2011 and 30% in 2012. New-issue supply decreased to $103.5 billion in first quarter 2010 from $120.8 billion in fourth quarter 2009.6 Of the $103.5 billion in issuance, $33.7 billion, or 32.5%, was issued in the form of taxable municipals.6 This decrease in tax-free supply, at a time when many observers believed taxes are likely to rise in the future, supported the municipal bond market’s strong performance. We continued to believe these new, subsidized, taxable municipal bonds, known as Build America Bonds, may suppress future supply of tax-exempt municipal bonds as long as the government permits their use.
Given the various ratings changes, the relatively steep yield curve, and the reduced tax-exempt supply during the reporting period, we looked for opportunities to keep the portfolios fully invested in longer term bonds.
The foregoing information reflects our analysis and opinions as of May 31, 2010. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

5.	Source: © 2010 Morningstar. The BC Baa Municipal Bond Index is the Baa credit quality component of the BC Municipal Bond Index. The BC Municipal Bond High Yield Index consists of bonds that are nonrated or rated Ba1 or below. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must be dated after 12/31/90 and must be at least one year from their maturity date. The BC Aaa Municipal Bond Index is the Aaa credit quality component of the BC Municipal Bond Index.

6.	Source: Thomson Reuters.
Annual Report | 5

Franklin California High Yield Municipal Fund
Your Fund’s Goals and Main Investments: Franklin California High Yield Municipal Fund seeks to provide a high level of income exempt from federal and California personal income taxes by investing at least 80% of its net assets in municipal securities, including higher yielding, lower rated securities, that pay interest free from such taxes.1 Its secondary goal is capital appreciation.
Credit Quality Breakdown*
Franklin California High Yield Municipal Fund
Based on Total Long-Term Investments as of 5/31/10**

*	Standard & Poor’s (S&P) is the primary independent rating agency; Moody’s is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund’s bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**	Does not include short-term investments and other net assets.

Ratings	Moody’s	Internal
AAA or Aaa	—	5.8%
AA or Aa	0.7%	—
A	0.7%	4.7%
BBB or Baa	4.3%	11.8%
Below Investment Grade	0.4%	22.6%

Total	6.1%	44.9%
We are pleased to bring you Franklin California High Yield Municipal Fund’s annual report for the fiscal year ended May 31, 2010.

1.	The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 30.
6 | Annual Report

Dividend Distributions*
Franklin California High Yield Municipal Fund

Dividend per Share
Month	Class A	Class B	Class C	Advisor Class

June 2009	4.27 cents	3.93 cents	3.92 cents	4.33 cents
July 2009	4.27 cents	3.93 cents	3.92 cents	4.33 cents
August 2009	4.27 cents	3.93 cents	3.92 cents	4.33 cents
September 2009	4.30 cents	3.91 cents	3.90 cents	4.38 cents
October 2009	4.30 cents	3.91 cents	3.90 cents	4.38 cents
November 2009	4.30 cents	3.91 cents	3.90 cents	4.38 cents
December 2009	4.20 cents	3.74 cents	3.74 cents	4.28 cents
January 2010	4.20 cents	3.74 cents	3.74 cents	4.28 cents
February 2010	4.20 cents	3.74 cents	3.74 cents	4.28 cents
March 2010	4.24 cents	3.80 cents	3.80 cents	4.32 cents
April 2010	4.24 cents	3.80 cents	3.80 cents	4.32 cents
May 2010	4.24 cents	3.80 cents	3.80 cents	4.32 cents

*	Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
Performance Overview
The Fund’s Class A share price, as measured by net asset value, increased from $8.42 on May 31, 2009, to $9.40 on May 31, 2010. The Fund’s Class A shares paid dividends totaling 50.89 cents per share for the reporting period.2 The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 5.18% based on an annualization of the current 4.24 cent per share monthly dividend and the maximum offering price of $9.82 on May 31, 2010. An investor in the 2010 maximum combined effective federal and California personal income tax bracket of 41.21% would need to earn a distribution rate of 8.81% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B, C and Advisor shares’ performance, please see the Performance Summary. During the period under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund’s income, which caused dividends to decline slightly.
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

2.	All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
Annual Report | 7

Portfolio Breakdown
Franklin California High Yield Municipal Fund
5/31/10

% of Total
Long-Term Investments *

Tax-Supported	40.8%
Hospital & Health Care	13.6%
Transportation	9.3%
General Obligation	9.0%
Prerefunded	7.7%
Other Revenue	7.4%
Higher Education	5.0%
Utilities	4.9%
Housing	1.4%
Subject to Government Appropriations	0.9%

*	Does not include short-term investments and other net assets.
State Update
California’s large, diverse and wealthy economy — the eighth largest in the world — has a gross state product of $1.8 trillion and is responsible for 13% of U.S. gross domestic product.3 However, during the year under review, the state’s economy remained weak and was not expected to experience an economic rebound sooner than the nation as a whole. The state unemployment rate rose sharply from 11.3% in May 2009 to 12.4% by May 2010, well above the 9.7% national rate at period-end.4 Some positive trends that may bode well for California’s growth prospects are its well-educated workforce, capacity to attract venture capital, prominence in the growing biotechnology and alternative energy industries, and stabilizing real estate market. In addition, the state experienced a significant rebound in manufacturing activity in 2010’s first quarter, while construction activity picked up but did not return to prerecession levels.
Limited fiscal flexibility, a difficult political environment and weak revenue collections made the state financially vulnerable during the recent downturn. Approval by two-thirds of the legislature is required to pass a budget and the governor needs legislative consent to raise revenues or order spending cuts. Additionally, voter approval is required to issue general obligation or deficit bonds. In July 2009, Governor Schwarzenegger signed an amended budget passed by the California Senate and General Assembly. The budget closed a gap of more than $24 billion through cuts, raids on local funds, accounting maneuvers and one-time revenues.3 Since that time, the projected current-year budget gap increased. In response, the governor declared a state fiscal emergency and called the legislature into special sessions to address the gaps.
Despite a positive trend of higher-than-anticipated tax revenues from December 2009 through March 2010, revenues fell short of expectations again in April. As the budget moved further out of balance, by mid-May the governor sought to eliminate a revised, $19.1 billion budget gap for the 2010-11 fiscal year.5 Under a fresh round of austerity measures, he proposed elimination of the state’s welfare-to-work program (CalWORKS), slashing by 60% all mental health programs at the county level, the appropriation of $880 million from state transportation projects, and imposition of an across-the-board wage cut of 10% for all state workers.6 State parks and K-12 education spending would be spared, and tax increases would not be implemented to bolster California’s finances under the new plan.

3.	Source: Moody’s Investors Service, “New Issue: Moody’s Assigns Baa1 to up to $2B State of California General Obligation Bonds; Outlook is Stable,” 2/24/10.

4.	Source: Bureau of Labor Statistics.

5.	Source: California State Controllers Office, www.sco.ca.gov.

6.	Source: The San Francisco Chronicle, “California’s Painful Budget Revision,” 5/15/10.
8 | Annual Report

California’s tax-supported debt increased substantially during the fiscal year and was seventh-highest among the 50 states at $2,362 per capita or 5.6% of personal income, compared with the $936 and 2.5% national medians.7 In total, the state increased its debt burden 31% in 2009 on a year-over-year basis.7 Moreover, with California implementing a long-term strategic plan including voter-authorized projects necessary to support ongoing economic growth, its debt burden is likely to rise in the next few years.
Although there were signs California’s recession was lifting, the negative impact on municipal credit continued in tandem with the state’s persistent revenue deterioration, increased spending pressures and depletion of reserve funds. During the period, independent credit rating agency Moody’s Investors Service assigned California’s general obligation bonds an A1 rating with a negative outlook.8 Although Moody judges obligations rated A1 as “upper-medium grade” and subject to “low credit risk,” it was nonetheless the worst rating assigned to any U.S. state, suggesting a susceptibility to credit impairment over the long term.8 The rating and outlook reflected the budgetary shortfalls the state faced, as well as possible liquidity strains resulting from such shortfalls, particularly if the legislature fails to enact timely solutions. In addition, Moody’s expects state legislators will address any further challenges to its budgetary balance and liquidity without another major cash crisis.
Investment Strategy
We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, our portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.
Manager’s Discussion
Our value-oriented philosophy of investing primarily for income, combined with a relatively steep municipal yield curve compared to Treasuries, favored longer term bonds during the reporting period. Consequently, we sought to remain fully invested in bonds typically ranging from 15 to 30 years in maturity

7.	Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010.

8.	This does not indicate Moody’s rating of the Fund.
Annual Report | 9

with good call features. Furthermore, by focusing on relative value and attractive credit spreads, especially in California, we were able to find attractive investment opportunities in this volatile market. We intend to maintain our conservative, buy-and-hold investment strategy, as we attempt to provide shareholders with high, current, tax-free income.
Thank you for your continued participation in Franklin California High Yield Municipal Fund. We look forward to serving your future investment needs.
The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
10 | Annual Report

Performance Summary as of 5/31/10
Franklin California High Yield Municipal Fund
Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.
Price and Distribution Information

Class A (Symbol: FCAMX)		Change	5/31/10	5/31/09

Net Asset Value (NAV)		+ $0.98	$9.40	$8.42
Distributions (6/1/09–5/31/10)
Dividend Income	$0.5089

Class B (Symbol: FBCAX)		Change	5/31/10	5/31/09

Net Asset Value (NAV)		+ $1.00	$9.46	$8.46
Distributions (6/1/09–5/31/10)
Dividend Income	$0.4599

Class C (Symbol: FCAHX)		Change	5/31/10	5/31/09

Net Asset Value (NAV)		+ $0.99	$9.45	$8.46
Distributions (6/1/09–5/31/10)
Dividend Income	$0.4593

Advisor Class (Symbol: FVCAX)		Change	5/31/10	5/31/09

Net Asset Value (NAV)		+ $1.00	$9.42	$8.42
Distributions (6/1/09–5/31/10)
Dividend Income	$0.5179
Annual Report | 11

Performance Summary (continued)
Performance
Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Class A		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+18.11%	+17.00%	+68.15%
Average Annual Total Return[2]		+13.14%	+2.30%	+4.88%
Avg. Ann. Total Return (6/30/10)[3]		+14.17%	+2.15%	+4.73%
Distribution Rate[4]	5.18%
Taxable Equivalent Distribution Rate[5]	8.81%
30-Day Standardized Yield[6]	4.81%
Taxable Equivalent Yield[5]	8.18%
Total Annual Operating Expenses[7]	0.63%

Class B		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+17.64%	+13.90%	+61.13%
Average Annual Total Return[2]		+13.64%	+2.31%	+4.78%
Avg. Ann. Total Return (6/30/10)[3]		+14.50%	+2.13%	+4.76%
Distribution Rate[4]	4.85%
Taxable Equivalent Distribution Rate[5]	8.25%
30-Day Standardized Yield[6]	4.45%
Taxable Equivalent Yield[5]	7.57%
Total Annual Operating Expenses[7]	1.18%

Class C		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+17.51%	+13.88%	+59.22%
Average Annual Total Return[2]		+16.51%	+2.63%	+4.76%
Avg. Ann. Total Return (6/30/10)[3]		+17.63%	+2.48%	+4.62%
Distribution Rate[4]	4.84%
Taxable Equivalent Distribution Rate[5]	8.23%
30-Day Standardized Yield[6]	4.48%
Taxable Equivalent Yield[5]	7.62%
Total Annual Operating Expenses[7]	1.18%

Advisor Class[8]		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+18.47%	+17.63%	+69.06%
Average Annual Total Return[2]		+18.47%	+3.30%	+5.39%
Avg. Ann. Total Return (6/30/10)[3]		+19.35%	+3.12%	+5.24%
Distribution Rate[4]	5.49%
Taxable Equivalent Distribution Rate[5]	9.34%
30-Day Standardized Yield[6]	5.11%
Taxable Equivalent Yield[5]	8.69%
Total Annual Operating Expenses[7]	0.53%
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.
12 | Annual Report

Performance Summary (continued)
Total Return Index Comparison for a Hypothetical $10,000 Investment
Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.
Average Annual Total Return

Class A	5/31/10

1-Year	+13.14%
5-Year	+2.30%
10-Year	+4.88%
Average Annual Total Return

Class B	5/31/10

1-Year	+13.64%
5-Year	+2.31%
10-Year	+4.78%
Annual Report | 13

Performance Summary (continued)
Average Annual Total Return

Class C	5/31/10

1-Year	+16.51%
5-Year	+2.63%
10-Year	+4.76%
Average Annual Total Return

Advisor Class[8]	5/31/10

1-Year	+18.47%
5-Year	+3.30%
10-Year	+5.39%
14 | Annual Report

Performance Summary (continued)
Endnotes
Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. In general, an investor is paid a higher yield to assume a greater degree of credit risk. The Fund’s prospectus also includes a description of the main investment risks.

Class B:	These shares have higher annual fees and expenses than Class A shares.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1.	Cumulative total return represents the change in value of an investment over the periods indicated.

2.	Average annual total return represents the average annual change in value of an investment over the periods indicated.

3.	In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4.	Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 5/31/10.

5.	Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and California state personal income tax bracket of 41.21%, based on the federal income tax rate of 35.00%.

6.	The 30-day standardized yield for the 30 days ended 5/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7.	Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8.	Effective 11/15/06, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/15/06, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/14/06, actual Advisor class performance is used reflecting all charges and fees applicable to that class. Since 11/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +8.25% and +2.27%.

9.	Source: © 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.
Annual Report | 15

Your Fund’s Expenses
Franklin California High Yield Municipal Fund
As a Fund shareholder, you can incur two types of costs:
•	Transaction costs, including sales charges (loads) on Fund purchases; and

•	Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.
The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.
Actual Fund Expenses
The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.
You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:
1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.
In this illustration, the estimated expenses paid this period are $64.50.
Hypothetical Example for Comparison with Other Funds
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.
16 | Annual Report

Your Fund’s Expenses (continued)
Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 12/1/09	Value 5/31/10	Period* 12/1/09–5/31/10

Class A
Actual	$1,000	$1,067.00	$3.25
Hypothetical (5% return before expenses)	$1,000	$1,021.79	$3.18
Class B
Actual	$1,000	$1,064.70	$6.07
Hypothetical (5% return before expenses)	$1,000	$1,019.05	$5.94
Class C
Actual	$1,000	$1,063.60	$6.07
Hypothetical (5% return before expenses)	$1,000	$1,019.05	$5.94
Advisor Class
Actual	$1,000	$1,068.60	$2.73
Hypothetical (5% return before expenses)	$1,000	$1,022.29	$2.67

*	Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.18%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
Annual Report | 17

Franklin Tennessee Municipal Bond Fund
Your Fund’s Goal and Main Investments: Franklin Tennessee Municipal Bond Fund seeks to maximize income exempt from federal and Tennessee personal income taxes, consistent with prudent investing and the preservation of capital, by investing at least 80% of its net assets in investment grade municipal securities that pay interest free from such taxes.1
Credit Quality Breakdown*
Franklin Tennessee Municipal Bond Fund
Based on Total Long-Term Investments as of 5/31/10**

*	Standard & Poor’s (S&P) is the primary independent rating agency; Moody’s is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund’s bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**	Does not include short-term investments and other net assets.

Ratings	Moody’s	Internal
AAA or Aaa	2.3%	—
AA or Aa	16.6%	1.0%
A	0.8%	—
BBB or Baa	0.4%	0.7%

Total	20.1%	1.7%
We are pleased to bring you Franklin Tennessee Municipal Bond Fund’s annual report for the fiscal year ended May 31, 2010.

1.	The Fund may invest as much as 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 44.
18 | Annual Report

Performance Overview
The Fund’s Class A share price, as measured by net asset value, increased from $10.99 on May 31, 2009, to $11.35 on May 31, 2010. The Fund’s Class A shares paid dividends totaling 44.36 cents per share for the reporting period.2 The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.65%. An investor in the 2010 maximum combined effective federal and Tennessee personal income tax bracket of 38.90% would need to earn a distribution rate of 5.97% from a taxable investment to match the Fund’s Class A tax-free distribution rate. During the period under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund’s income, which caused dividends to decline.
State Update
During the year under review, Tennessee struggled to recover from the effects of the national recession. The state’s manufacturing-reliant economy and employment base continued to be heavily dependent on the struggling auto industry. In November 2009, the local unemployment rate reached a peak of 10.7%, and held steady before making modest declines beginning in March 2010 after federal stimulus measures began to take hold.3 On May 1 and 2, 2010, however, just as consumer confidence had begun to rebound, powerful thunderstorms drenched the state with heavy rains. The resulting flood was among the worst natural disasters in Tennessee history, and the extent of the damage will be determined as the costs of reconstruction and cleanup become more apparent. Governor Phil Bredesen pledged state funds to local governments for flood and storm damage, and the U.S. Labor Department announced it would provide disaster unemployment assistance and funds to create temporary jobs to help with the cleanup effort.
Tennessee’s sales and use tax collections were expectedly bleak in fiscal year 2009, and a $1.1 billion budget shortfall was bridged with expenditure cuts, federal aid and use of some of the state’s rainy day fund.4 In June 2009, lawmakers adopted a preliminary budget for fiscal year 2010 that was balanced by use of base reductions, federal stimulus money and use of rainy-day reserves. At period-end, however, lawmakers were unable to resolve almost $150 million in differences in the $28 billion budget and negotiations broke down in the state
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.
Dividend Distributions*
Franklin Tennessee Municipal Bond Fund
Class A

Month	Dividend per Share

June 2009	3.80 cents
July 2009	3.80 cents
August 2009	3.80 cents
September 2009	3.80 cents
October 2009	3.80 cents
November 2009	3.70 cents
December 2009	3.70 cents
January 2010	3.70 cents
February 2010	3.70 cents
March 2010	3.60 cents
April 2010	3.60 cents
May 2010	3.60 cents

*	Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

2.	All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.	Source: Bureau of Labor Statistics.

4.	Source: Standard & Poor’s, “Tennessee; General Obligation,” RatingsDirect, 11/16/09.
Annual Report | 19

Portfolio Breakdown
Franklin Tennessee Municipal Bond Fund
5/31/10

% of Total
Long-Term Investments *

Utilities	32.0%**
Hospital & Health Care	15.6%
General Obligation	13.5%
Higher Education	11.6%
Prerefunded	11.2%
Transportation	4.9%
Housing	4.2%
Other Revenue Bonds	3.8%
Tax-Supported	3.2%

*	Does not include short-term investments and other net assets.

**	The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.
senate, largely over the use of state funds for special interest projects and the governor’s proposed bonus for state employees.5 Tennessee’s net tax-supported debt as a percentage of personal income was 0.9% and debt per capita was $318, compared with the national medians of 2.5% and $936.6
Independent credit rating agency Moody’s Investors Service assigned Tennessee’s general obligation debt an Aaa rating with a stable outlook.7 This rating reflected the state’s maintenance of budgetary reserves and historically moderate debt levels. The flooding could have limited impact on the state’s credit quality in the near term and more significant impact in the long term. Tennessee’s near-term credit quality may be supported by a combination of federal and state disaster aid. The flooding could potentially damage the state’s long-term credit quality by slowing down the extent of job creation, retail activity and home building.
Investment Strategy
We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to invest in investment grade municipal securities. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, the Fund’s portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally seek to stay fully invested to help maximize income distribution.
Manager’s Discussion
Our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored the use of longer term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds generally ranging from 20 to 30 years in maturity with good call features. We took advantage of strong retail demand for highly rated essential service bonds, and sold some AA- and AAA-rated securities that were purchased in a lower municipal bond interest rate environment. Seeking to provide shareholders with high, current, tax-free income, the proceeds were reinvested in securities with current coupons with better call protection in a

5.	Source: www.tennessean.com, “State Budget Negotiations Break Down,” 5/27/10.

6.	Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010.

7.	This does not indicate Moody’s rating of the Fund.
20 | Annual Report

higher interest rate environment. We found value in some credit-driven securities (rated between AA and A) as credit spreads widened to the point where we felt investors were being adequately compensated for higher credit risk. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.
Thank you for your continued participation in Franklin Tennessee Municipal Bond Fund. We look forward to serving your future investment needs.
The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
Annual Report | 21

Performance Summary as of 5/31/10
Franklin Tennessee Municipal Bond Fund
Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.
Price and Distribution Information

Class A (Symbol: FRTIX)		Change	5/31/10	5/31/09

Net Asset Value (NAV)		+$0.36	$11.35	$10.99
Distributions (6/1/09–5/31/10)
Dividend Income	$0.4436
Performance1
Cumulative total return excludes the sales charge. Average annual total returns include the maximum sales charge. Class A: 4.25% maximum initial sales charge.

Class A		1-Year	5-Year	10-Year

Cumulative Total Return[2]		+7.44%	+21.38%	+75.30%
Average Annual Total Return[3]		+2.86%	+3.05%	+5.32%
Avg. Ann. Total Return (6/30/10)[4]		+3.55%	+2.98%	+5.00%
Distribution Rate[5]	3.65%
Taxable Equivalent Distribution Rate[6]	5.97%
30-Day Standardized Yield[7]	3.22%
Taxable Equivalent Yield[6]	5.27%
Total Annual Operating Expense[8]
Without Waiver	0.74%
With Waiver	0.70%
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.
The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, fund administration fees, and other expenses, but excluding Rule 12b-1 fees of the Fund) do not exceed 0.60%, (other than certain nonroutine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until 9/30/10.
22 | Annual Report

Performance Summary (continued)
Total Return Index Comparison for a Hypothetical $10,000 Investment1
Total return represents the change in value of an investment over the periods shown. It includes the maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.
Average Annual Total Return

Class A	5/31/10

1-Year	+2.86%
5-Year	+3.05%
10-Year	+5.32%
Endnotes
Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

1.	If the manager and administrator had not waived fees, the Fund’s distribution rate and total return would have been lower, and yield for the period would have been 3.21%.

2.	Cumulative total return represents the change in value of an investment over the periods indicated.

3.	Average annual total return represents the average annual change in value of an investment over the periods indicated.

4.	In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5.	Distribution rate is based on an annualization of the current 3.60 cent per share monthly dividend and the maximum offering price of $11.85 per share on 5/31/10.

6.	Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and Tennessee state personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

7.	The 30-day standardized yield for the 30 days ended 5/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

8.	Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

9.	Source: © 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.
Annual Report | 23

Your Fund’s Expenses
Franklin Tennessee Municipal Bond Fund
As a Fund shareholder, you can incur two types of costs:
•	Transaction costs, including sales charges (loads) on Fund purchases; and
•	Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.
The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.
Actual Fund Expenses
The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.
You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:
1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.
In this illustration, the estimated expenses paid this period are $64.50.
Hypothetical Example for Comparison with Other Funds
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.
24 | Annual Report

Your Fund’s Expenses (continued)
Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 12/1/09	Value 5/31/10	Period* 12/1/09–5/31/10

Actual	$1,000	$1,032.90	$3.55
Hypothetical (5% return before expenses)	$1,000	$1,021.44	$3.53

*	Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.70%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
Annual Report | 25

Franklin Municipal Securities Trust
Financial Highlights
Franklin California High Yield Municipal Fund

	Year Ended May 31,
Class A	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$8.42	$9.70	$10.44	$10.31	$10.39

Income from investment operations[a]:
Net investment income[b]	0.51	0.51	0.49	0.48	0.50
Net realized and unrealized gains (losses)	0.98	(1.29)	(0.76)	0.13	(0.08)

Total from investment operations	1.49	(0.78)	(0.27)	0.61	0.42

Less distributions from net investment income	(0.51)	(0.50)	(0.47)	(0.48)	(0.50)

Redemption fees[c]	—	— [d]	— [d]	—	— [d]

Net asset value, end of year	$9.40	$8.42	$9.70	$10.44	$10.31

Total return[e]	18.11%	(7.91)%	(2.58)%	6.03%	4.13%

Ratios to average net assets
Expenses	0.63%	0.63%	0.62%	0.62%	0.62%
Net investment income	5.70%	5.91%	4.87%	4.58%	4.80%

Supplemental data
Net assets, end of year (000’s)	$1,090,015	$945,110	$1,204,191	$1,329,255	$1,067,011
Portfolio turnover rate	13.84%	9.85%	26.43%	3.34%	11.18%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Municipal Securities Trust
Financial Highlights (continued)
Franklin California High Yield Municipal Fund

	Year Ended May 31,
Class B	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$8.46	$9.75	$10.49	$10.36	$10.44

Income from investment operations[a]:
Net investment income[b]	0.46	0.46	0.43	0.42	0.44
Net realized and unrealized gains (losses)	1.00	(1.30)	(0.75)	0.14	(0.08)

Total from investment operations	1.46	(0.84)	(0.32)	0.56	0.36

Less distributions from net investment income	(0.46)	(0.45)	(0.42)	(0.43)	(0.44)

Redemption fees[c]	—	— [d]	— [d]	—	— [d]

Net asset value, end of year	$9.46	$8.46	$9.75	$10.49	$10.36

Total return[e]	17.64%	(8.47)%	(3.10)%	5.43%	3.54%

Ratios to average net assets
Expenses	1.17%	1.17%	1.17%	1.17%	1.17%
Net investment income	5.16%	5.37%	4.32%	4.03%	4.25%

Supplemental data
Net assets, end of year (000’s)	$7,591	$12,743	$22,308	$27,246	$29,980
Portfolio turnover rate	13.84%	9.85%	26.43%	3.34%	11.18%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
Annual Report | The accompanying notes are an integral part of these financial statements. | 27

Franklin Municipal Securities Trust
Financial Highlights (continued)
Franklin California High Yield Municipal Fund

	Year Ended May 31,
Class C	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$8.46	$9.75	$10.48	$10.35	$10.43

Income from investment operations[a]:
Net investment income[b]	0.47	0.46	0.43	0.42	0.44
Net realized and unrealized gains (losses)	0.98	(1.30)	(0.74)	0.14	(0.08)

Total from investment operations	1.45	(0.84)	(0.31)	0.56	0.36

Less distributions from net investment income	(0.46)	(0.45)	(0.42)	(0.43)	(0.44)

Redemption fees[c]	—	— [d]	— [d]	—	— [d]

Net asset value, end of year	$9.45	$8.46	$9.75	$10.48	$10.35

Total return[e]	17.51%	(8.47)%	(3.01)%	5.43%	3.54%

Ratios to average net assets
Expenses	1.18%	1.17%	1.17%	1.17%	1.17%
Net investment income	5.15%	5.37%	4.32%	4.03%	4.25%

Supplemental data
Net assets, end of year (000’s)	$255,392	$212,118	$276,902	$285,410	$190,670
Portfolio turnover rate	13.84%	9.85%	26.43%	3.34%	11.18%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Municipal Securities Trust
Financial Highlights (continued)
Franklin California High Yield Municipal Fund

	Year Ended May 31,
Advisor Class	2010	2009	2008	2007[a]

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$8.42	$9.71	$10.45	$10.53

Income from investment operations[b]:
Net investment income[c]	0.52	0.51	0.50	0.26
Net realized and unrealized gains (losses)	1.00	(1.29)	(0.76)	(0.08)

Total from investment operations	1.52	(0.78)	(0.26)	0.18

Less distributions from net investment income	(0.52)	(0.51)	(0.48)	(0.26)

Redemption fees[d]	—	— [e]	— [e]	—

Net asset value, end of year	$9.42	$8.42	$9.71	$10.45

Total return[f]	18.47%	(7.93)%	(2.48)%	1.76%

Ratios to average net assets[g]
Expenses	0.53%	0.53%	0.52%	0.52%
Net investment income	5.80%	6.01%	4.97%	4.68%

Supplemental data
Net assets, end of year (000’s)	$101,332	$68,598	$72,279	$18,156
Portfolio turnover rate	13.84%	9.85%	26.43%	3.34%

[a]	For the period November 15, 2006 (effective date) to May 31, 2007.

[b]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]	Based on average daily shares outstanding.

[d]	Effective September 1, 2008, the redemption fee was eliminated.

[e]	Amount rounds to less than $0.01 per share.

[f]	Total return is not annualized for periods less than one year.

[g]	Ratios are annualized for periods less than one year.
Annual Report | The accompanying notes are an integral part of these financial statements. | 29

Franklin Municipal Securities Trust
Statement of Investments, May 31, 2010

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds 95.7%
California 93.0%
ABAG 1915 Act Special Assessment, Windemere Ranch AD 1999-1, Pre-Refunded,
6.20%, 9/02/20	$1,950,000	$2,133,514
6.30%, 9/02/25	2,935,000	3,214,882
ABAG Finance Authority for Nonprofit Corps. Revenue,
Elder Care Alliance, California Mortgage Insured, 5.60%, 8/15/34	4,260,000	4,198,528
Hamlin School, 5.00%, 8/01/37	10,485,000	8,963,102
Windemere Ranch Financing Program, Sub Series B, 5.00%, 9/02/27	3,500,000	3,092,425
Windemere Ranch Financing Program, Sub Series B, 5.00%, 9/02/34	5,310,000	4,422,805
Alameda CFD No. 2 Special Tax, Refunding, 6.125%, 9/01/16	1,020,000	1,021,856
Alameda PFA Local Agency Revenue Special Tax, CFD No. 1, Series A,
6.70%, 8/01/12	2,245,000	2,251,106
7.00%, 8/01/19	4,015,000	4,026,684
Aliso Viejo CFD No. 2005-01 Special Tax, Glenwood at Aliso Viejo, 5.875%, 9/01/27	5,115,000	4,730,915
American Canyon Financing Authority Infrastructure Revenue Special Assessment, American Canyon Road East,
5.00%, 9/02/25	1,305,000	1,144,824
5.00%, 9/02/30	2,020,000	1,644,139
5.10%, 9/02/35	1,695,000	1,373,730
Anaheim RDA Tax Allocation, Merged Redevelopment Project Area, Refunding, Series A, AGMC Insured, 5.00%, 2/01/31	8,500,000	8,612,795
Artesia RDA Tax Allocation,
Artesia Redevelopment Project Area, 5.50%, 6/01/42	6,355,000	5,706,854
Artesia Redevelopment Project Area, 5.70%, 6/01/42	3,175,000	2,938,685
Housing Set-Aside, Artesia Redevelopment Project Area, 7.70%, 6/01/46	3,395,000	3,664,393
Avenal PFAR, Refunding, 5.00%,
9/01/30	1,325,000	1,128,251
9/01/36	710,000	574,518
Azusa Special Tax,
CFD No. 2005-1, Improvement Area 1, 5.00%, 9/01/27	2,585,000	1,879,398
Escrow, CFD No. 2005-1, Improvement Area 1, 5.00%, 9/01/37	9,065,000	5,859,707
Baldwin Park USD, GO, Capital Appreciation, Election of 2006, AGMC Insured, zero cpn., 8/01/31	5,735,000	1,578,673
Beaumont Financing Authority Local Agency Revenue,
Series B, 5.35%, 9/01/28	935,000	844,071
Series B, 5.40%, 9/01/35	1,390,000	1,202,948
Series C, 5.45%, 9/01/27	6,435,000	5,565,825
Series C, 5.50%, 9/01/29	855,000	777,477
Series C, 5.50%, 9/01/35	3,995,000	3,330,192
Series C, 5.50%, 9/01/35	1,035,000	901,578
Brentwood Infrastructure Financing Authority Infrastructure Revenue, CIFP, Series 1,
5.00%, 9/02/25	3,195,000	2,654,023
5.125%, 9/02/30	4,400,000	3,554,232
5.15%, 9/02/35	3,450,000	2,722,154
Buena Park Community RDA Tax Allocation, Consolidated Redevelopment Project, 6.25%, 9/01/35	5,000,000	5,154,800
California City RDA Tax Allocation Revenue, Refunding, Series A-1, 7.75%, 9/01/34	9,235,000	9,439,278
30 | Annual Report

Franklin Municipal Securities Trust
Statement of Investments, May 31, 2010 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California County Tobacco Securitization Agency Tobacco Revenue, Asset-Backed,
Gold Country Funding Corp., Refunding, 5.25%, 6/01/46	$5,000,000	$3,653,500
Los Angeles County Security, zero cpn. to 12/01/10, 5.70% thereafter, 6/01/46	5,000,000	3,548,450
California Educational Facilities Authority Revenue,
College and University Financing Program, 5.00%, 2/01/30	5,425,000	4,072,982
College and University Financing Program, 5.00%, 2/01/37	1,150,000	823,446
College and University Financing Program, Refunding, 5.00%, 2/01/26	1,000,000	791,930
Pooled College and University, Series B, Pre-Refunded, 6.625%, 6/01/20	215,000	217,150
University of Redlands, Series A, 5.125%, 8/01/38	5,000,000	4,995,950
California Health Facilities Financing Authority Revenue,
Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28	2,500,000	2,501,275
Providence Health and Services, Refunding, Series C, 6.50%, 10/01/33	4,000,000	4,476,520
Sutter Health, Series A, 5.25%, 11/15/46	22,660,000	22,049,766
California Municipal Finance Authority COP,
5.25%, 2/01/24	5,000,000	4,843,350
5.375%, 2/01/29	7,000,000	6,678,280
Community Hospitals of Central California, 5.25%, 2/01/27	11,955,000	11,417,384
Community Hospitals of Central California, 5.25%, 2/01/46	20,500,000	17,713,025
California Municipal Finance Authority Revenue,
Biola University, Refunding, 5.625%, 10/01/23	6,000,000	6,335,400
Biola University, Refunding, 5.80%, 10/01/28	7,500,000	7,834,725
Biola University, Refunding, 5.875%, 10/01/34	6,000,000	6,247,020
Harbor Regional Center Project, 8.50%, 11/01/39	5,000,000	5,346,600
Kern Regional Center Project, Series A, 7.50%, 5/01/39	9,000,000	9,701,730
Loma Linda University, 5.00%, 4/01/37	3,500,000	3,438,855
Southwest Community Health Center, California Mortgage Insured, 6.125%, 2/01/40	4,000,000	4,094,760
University Students Cooperative Associates, 5.00%, 4/01/37	4,000,000	3,557,040
California PCFA Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project, 6.875%, 11/01/27	5,000,000	5,017,000
California State GO,
FGIC Insured, 6.00%, 8/01/19	30,000	30,040
Various Purpose, 6.00%, 11/01/39	25,000,000	27,091,500
Various Purpose, Refunding, 5.50%, 3/01/40	5,000,000	5,147,800
California State Public Works Board Lease Revenue, Department of Mental Health, Coalinga, Series A, 5.125%, 6/01/29	5,500,000	5,353,425
California Statewide CDA, COP, Catholic Healthcare West, Pre-Refunded, 6.50%, 7/01/20	12,060,000	12,237,402
California Statewide CDA Assisted Living Facilities Revenue, Hollenbeck Palms/Magnolia, Series A, Radian Insured, 4.50%, 2/01/27	2,200,000	1,979,626
California Statewide CDA Revenue,
American Baptist Home West, Refunding, 6.25%, 10/01/39	5,000,000	5,009,950
[a]Bentley School, Refunding, 6.75%, 7/01/32	7,980,000	7,274,568
California Baptist University, Refunding, Series A, 5.40%, 11/01/27	7,440,000	6,523,541
California Baptist University, Refunding, Series A, 5.50%, 11/01/38	4,500,000	3,643,830
Catholic Healthcare West, Series C, 5.625%, 7/01/35	5,000,000	5,161,750
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 5.75%, 5/15/32	10,000,000	10,107,600
Drew School, Refunding, 5.30%, 10/01/37	4,275,000	3,343,307
Annual Report | 31

Franklin Municipal Securities Trust
Statement of Investments, May 31, 2010 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Statewide CDA Revenue, (continued)
Elder Care Alliance, Series A, Pre-Refunded, 8.00%, 11/15/22	$3,000,000	$3,572,700
Elder Care Alliance, Series A, Pre-Refunded, 8.25%, 11/15/32	4,000,000	4,798,880
Eskaton Village Grass Valley, Pre-Refunded, 8.25%, 11/15/31	9,430,000	9,932,336
Henry Mayo Newhall Memorial Hospital, Series B, California Mortgage Insured, 5.20%, 10/01/37	7,500,000	7,012,575
Kaiser Permanente, Series B, 5.25%, 3/01/45	52,910,000	52,239,101
Lancer Educational Student Housing Project, 5.625%, 6/01/33	3,000,000	2,461,200
Methodist Hospital of Southern California Project, FHA Insured, 6.75%, 2/01/38	10,000,000	11,399,100
Monterey Institute International, 5.50%, 7/01/31	8,285,000	8,846,806
Presidio Hill School, 6.875%, 8/01/32	6,085,000	5,925,816
Prospect Sierra School, Pre-Refunded, 6.75%, 9/01/32	4,920,000	5,107,354
Seven Hills School, 6.50%, 8/01/31	5,210,000	4,940,487
Thomas Jefferson School of Law, Refunding, Series A, 7.25%, 10/01/38	10,000,000	10,364,700
Thomas Jefferson School of Law Project, Pre-Refunded, 7.75%, 10/01/31	4,720,000	5,111,524
ValleyCare Health System, Refunding, Series A, 5.00%, 7/15/22	1,000,000	944,300
ValleyCare Health System, Refunding, Series A, 5.125%, 7/15/31	5,850,000	5,127,116
California Statewide CDA Special Tax Revenue, CFD 2007-1, Orinda, 6.00%, 9/01/29	5,000,000	4,460,600
Capistrano USD, CFD Special Tax, No. 05-1, Rancho Madrina, 5.25%, 9/01/34	1,120,000	974,714
Cathedral City 1915 Act Special Assessment, Limited Obligation, Cove ID No. 04-02, 5.05%, 9/02/35	1,305,000	1,095,704
Ceres USD, GO, Capital Appreciation, Electric of 2008, Series A, zero cpn.,
8/01/39	6,450,000	836,178
8/01/40	6,730,000	813,455
Chatom USD, GO, Election of 2006, Capital Appreciation, Series C, XLCA Insured, zero cpn., 8/01/47	9,450,000	767,907
Chino CFD Special Tax,
No. 03-1, 5.875%, 9/01/33	1,250,000	1,161,063
No. 03-3, Improvement Area 1, 5.70%, 9/01/29	1,215,000	1,141,954
No. 03-3, Improvement Area 1, 5.75%, 9/01/34	1,420,000	1,274,833
Chula Vista Special Tax,
CFD No. 01-1, Improvement Area B, San Miguel Ranch, 5.45%, 9/01/36	2,170,000	1,813,447
CFD No. 12-I, McMillin Otay Ranch, 5.25%, 9/01/30	2,080,000	1,688,918
CFD No. 12-I, McMillin Otay Ranch, 5.25%, 9/01/36	3,620,000	2,827,510
Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, NATL RE, FGIC Insured, zero cpn.,
8/01/27	7,500,000	2,882,775
8/01/28	5,000,000	1,795,350
Compton Community College District GO, Election of 2002, Series B,
6.625%, 8/01/27	3,085,000	3,413,738
6.75%, 8/01/34	4,000,000	4,322,800
Compton USD, GO, Election of 2002, Series C, AMBAC Insured, 5.00%, 6/01/31	5,000,000	4,942,350
Corona CFD No. 2001-2 Special Tax, Improvement Areas Nos. 1 and 2, Series A, 6.25%, 9/01/32	1,890,000	1,849,800
Corona CFD No. 2003-2 Special Tax, Highlands Collection,
5.15%, 9/01/34	2,810,000	2,308,556
5.20%, 9/01/34	1,000,000	832,770
32 | Annual Report

Franklin Municipal Securities Trust
Statement of Investments, May 31, 2010 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Corona-Norco USD, PFA Special Tax Revenue, Series B, 5.00%,
9/01/26	$1,760,000	$1,478,646
9/01/36	2,000,000	1,503,020
Corona-Norco USD Special Tax,
CFD No. 04-1, 5.00%, 9/01/24	1,540,000	1,309,477
CFD No. 04-1, 5.20%, 9/01/36	2,000,000	1,588,080
Series A, 5.35%, 9/01/26	1,005,000	842,039
Series A, 5.40%, 9/01/36	2,530,000	2,010,945
Cotati South Sonoma Business Park AD Special Assessment, Improvement, 6.50%, 9/02/33	5,395,000	5,299,185
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan Mobile, sub. bond, Refunding, Series B, 5.85%, 12/15/47	5,105,000	4,505,520
Del Mar Race Track Authority Revenue, 5.00%, 8/15/25	3,140,000	3,074,280
Duarte RDA Tax Allocation, Capital Appreciation, Merged Redevelopment Project, ETM, zero cpn., 12/01/28	30,795,000	12,679,533
Eastern California Municipal Water District CFD No. 2003-15, Special Tax, Morgan Valley, Series A, 5.20%, 9/01/37	2,000,000	1,680,940
El Dorado County Special Tax,
CFD No. 1992-1, 6.125%, 9/01/16	4,735,000	4,742,576
CFD No. 2001-1, 5.35%, 9/01/35	1,900,000	1,491,614
CFD No. 2005-1, 5.00%, 9/01/21	1,000,000	868,530
CFD No. 2005-1, 5.15%, 9/01/25	2,075,000	1,756,446
CFD No. 2005-1, 5.25%, 9/01/35	6,705,000	5,199,191
El Monte Water Authority Revenue, Refunding, AMBAC Insured, 5.00%,
9/01/31	4,300,000	4,168,334
9/01/36	3,805,000	3,562,089
El Rancho USD, GO, Capital Appreciation, Election of 2003, NATL RE, FGIC Insured, zero cpn., 8/01/29	2,400,000	744,912
Escondido Revenue COP, Series A,
FGIC Insured, Pre-Refunded, 6.00%, 9/01/31	865,000	885,501
NATL RE, FGIC Insured, 6.00%, 9/01/31	770,000	784,053
Escondido Special Tax, CFD No. 01, Eureka, 5.15%, 9/01/36	1,400,000	1,103,228
Fairfield CFD Special Tax, No. 3, North Cordelia General Improvements, 6.00%,
9/01/32	1,200,000	1,234,416
9/01/37	5,810,000	5,949,614
Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding, zero cpn.,
1/15/26	38,720,000	13,939,587
1/15/30	4,000,000	1,057,160
1/15/31	85,780,000	21,099,307
Garden Grove Housing Authority MFHR, Set-Aside Tax Increment, Series C, 6.70%, 7/01/24	6,020,000	6,026,261
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
Asset-Backed, Senior Series A-1, 5.75%, 6/01/47	24,500,000	17,877,405
Asset-Backed, Series A-2, Pre-Refunded, 7.90%, 6/01/42	750,000	896,633
Asset-Backed, Series A-3, Pre-Refunded, 7.875%, 6/01/42	6,400,000	7,646,528
Capital Appreciation, Asset-Backed, Refunding, Series C, second sub., zero cpn., 6/01/47	50,000,000	1,503,500
Enhanced, Asset-Backed, Series A, AGMC Insured, 5.00%, 6/01/35	1,000,000	974,930
Annual Report | 33

Franklin Municipal Securities Trust
Statement of Investments, May 31, 2010 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Hanford Joint UHSD, GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn.,
8/01/32	$3,635,000	$878,907
8/01/33	3,705,000	830,846
8/01/35	4,120,000	794,418
Hartnell Community College District GO, Capital Appreciation, Election of 2002, Series D, zero cpn.,
8/01/44	30,000,000	2,617,200
8/01/49	10,000,000	726,200
Huntington Beach CFD Special Tax Revenue, Grand Coast Resort, 6.45%, 9/01/31	5,000,000	5,013,800
[a]Imperial County Special Tax, CFD No. 98-1,
6.45%, 9/01/17	1,670,000	1,596,386
6.50%, 9/01/31	5,705,000	5,164,166
Indio 1915 Act GO,
AD No. 1999-1, 7.125%, 9/02/20	1,725,000	1,762,070
AD No. 2001-1, 6.50%, 9/02/26	3,975,000	4,005,608
Indio CFD Special Tax,
5.00%, 9/01/25	4,000,000	3,186,800
5.10%, 9/01/30	1,275,000	939,675
No. 04-3, Terra Lago, Improvement Area 1, 5.15%, 9/01/35	1,275,000	891,671
Irvine 1915 Act Special Assessment, Limited Obligation,
AD No. 00-18, Group Five, 5.00%, 9/02/26	1,275,000	1,188,810
AD No. 00-18, Group Five, Refunding, 5.00%, 9/02/29	2,000,000	1,714,160
AD No. 03-19, Group Five, Refunding, 5.00%, 9/02/25	1,500,000	1,338,945
AD No. 03-19, Group Four, 5.00%, 9/02/29	1,500,000	1,342,590
AD No. 03-19, Group Three, 5.00%, 9/02/29	1,110,000	993,517
AD No. 04-20, Group One, 5.00%, 9/02/25	2,740,000	2,626,893
AD No. 04-20, Group One, 5.00%, 9/02/30	10,975,000	9,887,597
Irvine Special Tax, CFD No. 2005-2, 5.25%, 9/01/36	2,000,000	1,731,920
Irvine USD Special Tax, CFD, 6.70%, 9/01/35	5,000,000	5,225,450
Jurupa Community Services District Special Tax,
CFD No. 7, Series A, 5.10%, 9/01/28	2,695,000	2,346,941
CFD No. 7, Series A, 5.15%, 9/01/35	3,690,000	3,067,755
CFD No. 11, Series A, 5.05%, 9/01/30	2,495,000	2,176,813
CFD No. 11, Series A, 5.10%, 9/01/35	2,065,000	1,715,168
CFD No. 12, Series A, 5.10%, 9/01/29	2,000,000	1,730,300
CFD No. 12, Series A, 5.15%, 9/01/35	3,000,000	2,513,550
CFD No. 17, Series A, 5.125%, 9/01/25	1,350,000	1,226,664
CFD No. 17, Series A, 5.20%, 9/01/36	2,825,000	2,380,712
CFD No. 18, Eastvale, Series A, 5.00%, 9/01/36	2,400,000	1,975,248
CFD No. 19, Eastvale, Series A, 5.00%, 9/01/36	1,500,000	1,232,895
CFD No. 30, Series A, 5.60%, 9/01/37	1,000,000	871,940
Lafayette RDA Tax Allocation, 5.75%, 8/01/32	1,000,000	993,720
Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Limited Obligation, Refunding, 7.00%, 9/02/30	8,035,000	8,093,334
Lake Elsinore Special Tax,
CFD No. 2003-2, Canyon Hills, Improvement Area A, Series A, 5.85%, 9/01/24	1,035,000	1,009,529
CFD No. 2003-2, Canyon Hills, Improvement Area A, Series A, 5.95%, 9/01/34	2,200,000	2,030,446
34 | Annual Report

Franklin Municipal Securities Trust
Statement of Investments, May 31, 2010 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Lake Elsinore Special Tax, (continued)
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.10%, 9/01/22	$750,000	$699,375
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.15%, 9/01/25	635,000	579,736
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.25%, 9/01/30	1,195,000	1,041,359
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.25%, 9/01/35	1,225,000	997,260
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 2, Series A, 5.20%, 9/01/26	915,000	828,148
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 2, Series A, 5.25%, 9/01/37	2,800,000	2,250,080
CFD No. 2005-2, Aberhill Ranch, Improvement Area A, Series A, 5.45%, 9/01/36	5,695,000	4,611,583
CFD No. 2006-2, Viscaya, Series A, 5.40%, 9/01/36	2,020,000	1,671,550
Lake Elsinore USD, CFD No. 2001-1 Special Tax, Pre-Refunded, 6.30%, 9/01/33	4,400,000	4,812,984
Lancaster Financing Authority Tax Allocation Revenue, Redevelopment Project Nos. 5 and 6, Refunding,
5.40%, 2/01/29	500,000	495,320
5.60%, 2/01/34	1,250,000	1,219,500
Lancaster RDA Tax Allocation, Combined Redevelopment Project Areas, 6.875%,
8/01/34	2,000,000	2,230,700
8/01/39	2,000,000	2,235,320
Lee Lake Water District CFD No. 1 Special Tax, Sycamore Creek,
6.50%, 9/01/24	1,000,000	990,720
5.25%, 9/01/28	1,750,000	1,488,148
5.30%, 9/01/35	3,300,000	2,595,186
Lee Lake Water District CFD No. 3 Special Tax, Retreat, 5.875%, 9/01/27	3,000,000	2,629,320
Lincoln CFD No. 2003-1 Special Tax, Pre-Refunded,
5.90%, 9/01/24	1,780,000	2,080,891
5.95%, 9/01/28	4,450,000	5,209,303
6.00%, 9/01/34	3,520,000	4,126,179
Lincoln PFA Special Tax Revenue, Sub Series B, 5.00%, 9/01/34	3,410,000	2,628,905
Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, 5.00%, 12/01/21	825,000	798,377
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A,
5.00%, 11/15/29	9,630,000	8,933,077
5.50%, 11/15/37	25,000,000	24,141,500
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects, District No. 14, Refunding, Sub Series B, NATL RE, FGIC Insured, 5.00%, 10/01/28	6,120,000	6,242,828
[a]Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24	600,000	553,392
Lynwood PFA Lease Revenue,
6.25%, 9/01/22	1,080,000	1,091,653
6.30%, 9/01/29	2,680,000	2,695,892
Lynwood PFA Tax Allocation, Alameda Project Area, 6.30%, 9/01/24	1,000,000	1,004,740
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	7,500,000	8,293,125
Menifee USD Special Tax, CFD No. 2002-2,
6.05%, 9/01/26	990,000	973,823
6.10%, 9/01/34	3,675,000	3,487,796
Merced CFD No. 2005-1 Special Tax, Improvement Area No. 1, 5.30%, 9/01/36	2,400,000	1,406,016
Merced RDA Tax Allocation, Merced Gateways Redevelopment Project, Series A, 6.50%, 9/01/39	6,250,000	6,538,500
Annual Report | 35

Franklin Municipal Securities Trust
Statement of Investments, May 31, 2010 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Moorpark CFD No. 2004-1 Special Tax, Moorpark Highlands,
5.25%, 9/01/26	$1,795,000	$1,599,848
5.30%, 9/01/38	4,020,000	3,237,185
Moreland School District GO, Election of 2002, Series D,
FGIC Insured, zero cpn., 8/01/34	4,405,000	1,305,730
FGIC Insured, zero cpn., 8/01/37	5,700,000	1,426,140
NATL RE, FGIC Insured, zero cpn., 8/01/30	3,400,000	981,206
NATL RE, FGIC Insured, zero cpn., 8/01/31	2,000,000	533,840
NATL RE, FGIC Insured, zero cpn., 8/01/32	4,405,000	1,088,167
Moreno Valley USD Special Tax,
CFD No. 2004-6, 5.00%, 9/01/22	2,105,000	1,873,661
CFD No. 2004-6, 5.10%, 9/01/28	2,000,000	1,678,660
CFD No. 2004-6, 5.20%, 9/01/36	5,000,000	3,985,400
CFD No. 2005-2, 5.00%, 9/01/36	815,000	642,285
Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30	4,100,000	4,101,271
Murrieta CFD No. 2000-2 Special Tax, The Oaks,
Improvement Area A, 5.90%, 9/01/27	2,000,000	1,896,240
Improvement Area A, 6.00%, 9/01/34	3,570,000	3,300,108
Improvement Area B, 6.00%, 9/01/27	1,285,000	1,261,870
Improvement Area B, 6.00%, 9/01/34	3,800,000	3,527,850
Murrieta CFD No. 2001-1 Special Tax, Bluestone, Improvement Area A, 6.20%, 9/01/25	2,105,000	2,005,160
Murrieta CFD No. 2003-2 Special Tax, Blackmore Ranch, 6.10%, 9/01/34	2,000,000	1,907,460
Murrieta CFD No. 2004-1 Special Tax, Bremerton, 5.625%, 9/01/34	700,000	637,560
Norco Special Tax,
CFD No. 02-1, 6.50%, 3/01/33	1,395,000	1,400,454
CFD No. 97-1, Pre-Refunded, 7.10%, 10/01/30	2,640,000	2,749,138
North Natomas CFD Special Tax, No. 4, Series B, 6.375%, 9/01/31	4,300,000	4,304,859
Oceanside CFD No. 2001-1 Special Tax, Morro Hills Development, 5.50%, 9/01/34	3,105,000	2,667,661
Orange County 1915 Act Special Assessment, Limited Obligation, AD No. 01-1-GP1,
5.00%, 9/02/28	3,000,000	2,737,380
5.10%, 9/02/33	2,000,000	1,755,300
Oro Grande Elementary School District COP, 5.875%, 9/15/37	14,000,000	13,820,520
Oxnard Harbor District Revenue,
Series A, 5.75%, 8/01/20	1,110,000	1,121,056
Series B, 6.00%, 8/01/24	6,000,000	6,205,260
Oxnard Special Tax, CFD No. 3, Seabridge, 5.00%, 9/01/35	4,995,000	4,049,996
Palomar Pomerado Health Care District COP, 6.75%, 11/01/39	10,000,000	10,718,400
[b]Paso Robles Joint USD, GO, Capital Appreciation, Election of 2006, Series A, zero cpn., 9/01/45	15,000,000	1,401,600
Perris CFD No. 05-2 Special Tax, Harmony Grove, Series A,
5.00%, 9/01/21	1,130,000	1,034,108
5.20%, 9/01/24	1,505,000	1,363,831
5.25%, 9/01/29	3,585,000	3,047,644
5.30%, 9/01/35	4,200,000	3,474,954
Perris CFD No. 2001-1 Special Tax,
Improvement Area No. 4, May Farms, Series A, 5.00%, 9/01/25	1,415,000	1,163,738
Improvement Area No. 4, May Farms, Series A, 5.10%, 9/01/30	865,000	696,403
Improvement Area No. 4, May Farms, Series A, 5.15%, 9/01/35	1,075,000	852,497
36 | Annual Report

Franklin Municipal Securities Trust
Statement of Investments, May 31, 2010 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Perris CFD No. 2001-1 Special Tax, (continued)
Improvement Area No. 5, May Ranch, Series A, 5.00%, 9/01/26	$575,000	$477,066
Improvement Area No. 5, May Ranch, Series A, 5.00%, 9/01/37	1,580,000	1,200,768
Perris CFD No. 2002-1 Special Tax, Series A,
6.375%, 9/01/23	1,415,000	1,422,627
6.50%, 9/01/29	1,970,000	1,973,211
6.50%, 9/01/33	2,035,000	2,010,722
Perris CFD No. 2004-3 Special Tax, Improvement Area No. 2, Series A, 5.30%, 9/01/35	1,370,000	1,112,262
Perris PFA Local Agency Revenue, Series A, 6.25%, 9/01/33	2,955,000	2,825,807
Perris PFAR Tax Allocation,
5.30%, 10/01/26	2,000,000	1,736,900
5.35%, 10/01/36	4,010,000	3,305,764
Housing Loan, Series A, 6.125%, 10/01/40	3,135,000	3,135,846
Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32	7,250,000	6,987,550
Pomona USD, GO, Election of 2008, Series A, Assured Guaranty, 5.25%, 8/01/33	3,500,000	3,612,770
Poway USD Special Tax,
CFD No. 6, 4S Ranch, 5.125%, 9/01/35	6,000,000	5,292,840
CFD No. 6, Improvement Area B, 5.125%, 9/01/36	5,035,000	4,319,929
CFD No. 14, Area A, 5.125%, 9/01/26	1,770,000	1,548,803
CFD No. 14, Area A, 5.25%, 9/01/36	5,225,000	4,294,219
CFD No. 14, Del Sur, 5.125%, 9/01/26	2,200,000	2,006,026
Rancho Cordova CFD No. 2003-1 Special Tax, Sunridge Anatolia,
5.25%, 9/01/25	2,235,000	2,035,549
5.375%, 9/01/30	1,650,000	1,427,481
5.375%, 9/01/37	7,130,000	5,953,336
5.50%, 9/01/37	2,635,000	2,235,350
Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center, Series A, 5.00%, 7/01/47	5,000,000	4,569,350
Richland School District GO, Capital Appreciation, Election of 2008, Refunding, Series C, AGMC Insured, zero cpn., 8/01/49	17,000,000	1,131,690
Richmond Joint Powers Financing Authority Revenue, Reassessment, Refunding, Series A, AMBAC Insured, 5.00%, 9/02/30	1,085,000	940,391
Rio Elementary School District Special Tax, CFD No. 1, 5.20%, 9/01/35	5,000,000	3,805,800
Riverbank USD, GO, Election of 2005, Series B, Assured Guaranty, zero cpn.,
8/01/38	6,690,000	1,095,354
8/01/43	8,750,000	1,006,163
[b]Riverside County Redevelopment Agency Tax Allocation, Housing, Series A, 6.00%, 10/01/39	3,000,000	3,036,540
Riverside County Special Tax, CFD No. 87-5, senior lien, Refunding, Series A, 7.00%, 9/01/13	4,160,000	4,178,970
Riverside USD Special Tax,
CFD No. 13, Improvement Area 1, 5.375%, 9/01/34	2,320,000	1,908,339
CFD No. 14, Series A, 5.45%, 9/01/35	2,060,000	1,816,343
CFD No. 15, Improvement Area 1, 5.45%, 9/01/25	2,970,000	2,749,299
CFD No. 15, Improvement Area 1, 5.55%, 9/01/30	2,390,000	2,138,572
CFD No. 15, Improvement Area 1, 5.60%, 9/01/34	2,000,000	1,755,160
CFD No. 15, Series A, 5.15%, 9/01/25	1,730,000	1,574,611
Annual Report | 37

Franklin Municipal Securities Trust
Statement of Investments, May 31, 2010 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Riverside USD Special Tax, (continued)
CFD No. 15, Series A, 5.25%, 9/01/30	$1,230,000	$1,081,994
CFD No. 15, Series A, 5.25%, 9/01/35	1,500,000	1,259,670
CFD No. 17, Aldea, 5.125%, 9/01/35	1,425,000	1,200,406
CFD No. 18, 5.00%, 9/01/34	1,125,000	932,231
CFD No. 22, 5.25%, 9/01/35	1,535,000	1,288,402
Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project, 6.75%, 9/01/29	2,630,000	2,793,007
Romoland School District Special Tax, CFD No. 1,
Improvement Area 1, 5.45%, 9/01/38	3,215,000	2,715,196
Improvement Area 2, 5.375%, 9/01/38	3,080,000	2,336,149
Roseville Special Tax, CFD No. 1,
Fiddyment Ranch, 5.00%, 9/01/17	1,495,000	1,451,570
Fiddyment Ranch, 5.00%, 9/01/19	980,000	928,452
Fiddyment Ranch, 5.125%, 9/01/21	980,000	919,661
Fiddyment Ranch, 5.00%, 9/01/24	1,010,000	888,497
Fiddyment Ranch, 5.00%, 9/01/25	1,020,000	900,313
Fiddyment Ranch, 5.125%, 9/01/26	4,945,000	4,349,770
Fiddyment Ranch, 5.25%, 9/01/36	7,880,000	6,336,623
Longmeadow, 5.00%, 9/01/36	2,370,000	1,813,145
Stone Point, 6.375%, 9/01/24	1,750,000	1,745,730
Stone Point, 6.375%, 9/01/28	2,500,000	2,351,550
Stoneridge, Pre-Refunded, 6.20%, 9/01/21	1,250,000	1,365,775
Stoneridge, Pre-Refunded, 6.30%, 9/01/31	1,500,000	1,640,790
Westpark, 5.15%, 9/01/30	5,500,000	4,809,915
Westpark, 5.20%, 9/01/36	4,500,000	3,742,920
Roseville Westpark CFD No. 1 Special Tax, Public Facilities,
5.20%, 9/01/26	1,000,000	898,430
5.25%, 9/01/37	1,600,000	1,275,840
Rowland USD, GO, Capital Appreciation, Election of 2006, Series B, zero cpn.,
8/01/34	5,000,000	1,076,050
8/01/39	15,000,000	2,296,650
8/01/42	10,750,000	1,323,540
Sacramento County Airport System Revenue, Senior Series B, AGMC Insured, 5.25%, 7/01/39	10,000,000	9,867,400
Sacramento County Special Tax, CFD No. 1, Refunding, 6.30%, 9/01/21	1,575,000	1,577,583
Sacramento Special Tax, North Natomas CFD No. 97-01, Refunding, 5.10%, 9/01/35	1,515,000	1,295,037
San Bernardino Community College District GO, Election of 2008, Series A, zero cpn., 8/01/44	12,495,000	1,391,318
San Diego Public Facilities Financing Authority Lease Revenue, Refunding, Master Refunding Project, Series A, 5.25%, 3/01/40	7,160,000	7,001,264
San Diego RDA Tax Allocation, Capital Appreciation,
Refunding, Series B, zero cpn., 9/01/10	825,000	814,448
Refunding, Series B, zero cpn., 9/01/15	6,810,000	4,903,949
Refunding, Series B, zero cpn., 9/01/16	1,500,000	1,007,265
Refunding, Series B, zero cpn., 9/01/19	1,800,000	989,352
Refunding, Series B, zero cpn., 9/01/20	1,800,000	924,570
38 | Annual Report

Franklin Municipal Securities Trust
Statement of Investments, May 31, 2010 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Diego RDA Tax Allocation, Capital Appreciation, (continued)
Refunding, Series B, zero cpn., 9/01/21	$1,800,000	$860,724
Refunding, Series B, zero cpn., 9/01/22	1,900,000	848,825
Refunding, Series B, zero cpn., 9/01/23	1,900,000	788,690
Refunding, Series B, zero cpn., 9/01/24	1,900,000	717,972
Series B, zero cpn., 9/01/25	1,900,000	662,701
Series B, zero cpn., 9/01/26	1,900,000	614,593
Series B, zero cpn., 9/01/27	1,900,000	563,882
Series B, zero cpn., 9/01/28	1,900,000	521,835
San Diego USD, GO, Capital Appreciation, Election of 2008, Series A, zero cpn. to 7/01/19, 6.00% thereafter, 7/01/33	10,000,000	6,275,600
San Francisco City and County Redevelopment Financing Authority Tax Allocation Revenue, Mission Bay South Redevelopment, Series D, 6.625%, 8/01/39	2,265,000	2,396,121
San Joaquin County Public Facilities Financing Corp. Revenue COP, Wastewater Conveyance Project, 6.00%, 8/01/37	1,000,000	858,670
San Joaquin Delta Community College District GO, Election of 2004, Capital Appreciation, Series B, AGMC Insured, zero cpn., 8/01/30	3,900,000	1,163,565
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16	4,500,000	4,542,795
Capital Appreciation, Refunding, Series A, 5.70%, 1/15/19	3,000,000	2,943,840
Capital Appreciation, Refunding, Series A, 5.75%, 1/15/21	24,750,000	23,947,110
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	19,475,000	5,695,269
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/32	50,225,000	8,895,350
junior lien, ETM, zero cpn., 1/01/28	19,150,000	8,895,558
Refunding, Series A, 5.50%, 1/15/28	3,645,000	3,255,131
senior lien, 5.00%, 1/01/33	30,865,000	25,232,755
San Marcos Public Facilities Authority Special Tax Revenue,
Refunding, Series A, 5.65%, 9/01/36	5,180,000	4,616,520
Series A, 5.05%, 9/01/38	3,250,000	2,573,708
San Marcos RDA Tax Allocation, Affordable Housing Project, Series A, 5.65%, 10/01/28	2,000,000	2,000,620
Santa Cruz County RDA Tax Allocation, 6.625%, 9/01/29	2,650,000	2,905,751
Saugus USD, CFD No. 2005-4 Special Tax, 5.30%, 9/01/36	2,000,000	1,564,160
Sierra View Local Health Care District Revenue, 5.25%, 7/01/32	3,000,000	2,976,630
Simi Valley 1915 Act Special Assessment, AD No. 98-1, Madera, 7.30%, 9/02/24	2,220,000	2,247,461
Siskiyou Union High School District GO, Capital Appreciation, Election of 2008, Series B, Assured Guaranty, zero cpn., 8/01/49	15,015,000	1,098,798
Southern California Public Power Authority Transmission Project Revenue, Southern Transmission Project, 6.125%, 7/01/18	50,000	50,170
Stockton 1915 Act Special Assessment, Limited Obligation, Mosher AD No. 2003-2,
6.20%, 9/02/23	2,955,000	2,988,332
6.30%, 9/02/33	3,390,000	3,348,845
Stockton PFA Lease Revenue, Capital Improvement Projects, Series A, 7.00%, 9/01/38	7,000,000	7,323,540
Stockton Special Tax, Spanos Park West CFD No. 2001-1, Pre-Refunded, 6.25%, 9/01/25	3,500,000	3,998,120
Susanville School District GO, Capital Appreciation, Election of 2008, Assured Guaranty, zero cpn., 8/01/49	17,505,000	1,355,762
Tehachapi RDA Tax Allocation, Tehachapi Redevelopment Project, Radian Insured, 5.25%, 12/01/37	1,500,000	1,323,795
Annual Report | 39

Franklin Municipal Securities Trust
Statement of Investments, May 31, 2010 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Temecula RDA Tax Allocation Revenue, sub. lien, Escrow, Redevelopment Project No. 1, 5.625%, 12/15/38	$2,000,000	$1,716,760
Temecula Valley USD, CFD No. 2005-1 Special Tax, 5.00%, 9/01/36	1,000,000	813,270
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
Capital Appreciation, Asset-Backed, Series A-2, 5.40%, 6/01/27	1,250,000	1,177,113
Series A-1, 5.375%, 6/01/38	5,000,000	3,998,150
Series A-1, 5.50%, 6/01/45	2,000,000	1,526,860
Tobacco Securitization Authority Southern California Tobacco Settlement Revenue, Asset-Backed Bonds, Second Sub Series, zero cpn., 6/01/46	25,000,000	761,250
Torrance USD, GO, Capital Appreciation, Election of 2008, Measure Z, Series B-1, zero cpn., 8/01/34	5,640,000	1,302,163
Truckee-Donner PUD Special Tax, CFD No. 04-1,
5.75%, 9/01/29	2,975,000	2,435,722
5.80%, 9/01/35	4,630,000	3,677,979
Truckee-Donner PUD Special Tax Allocation, Special Tax Bonds,
5.20%, 9/01/25	3,000,000	2,390,700
5.25%, 9/01/30	5,050,000	3,845,575
5.30%, 9/01/35	7,395,000	5,463,796
Tustin CFD No. 07-01 Special Tax, Tustin Legacy, 6.00%, 9/01/37	2,100,000	1,984,353
Tustin USD Special Tax,
5.75%, 9/01/30	1,000,000	1,009,920
6.00%, 9/01/40	3,000,000	3,031,680
Upland CFD No. 2003-2 Special Tax, San Antonio, Improvement Area 1, Series A,
5.90%, 9/01/24	2,380,000	2,382,523
6.00%, 9/01/34	2,000,000	1,911,360
Vallejo RDA Tax Allocation, Housing Set-Aside, Refunding, Series A, 7.00%, 10/01/31	4,575,000	4,595,862
Valley Sanitary District 1915 Act Special Assessment, AD No. 04, Valley Sanitary District, Limited Obligation,
5.00%, 9/02/25	1,050,000	863,531
5.20%, 9/02/30	1,355,000	1,105,545
Victor Valley Community College District GO, Capital Appreciation, Election of 2002, Series C, zero cpn., 6/01/49	11,940,000	934,902
West Kern Community College District GO, Capital Appreciation, Election of 2004, Series B, XLCA Insured, zero cpn.,
11/01/25	2,435,000	976,167
11/01/26	2,480,000	916,310
11/01/27	1,400,000	475,440
11/01/28	1,445,000	457,935
11/01/29	1,485,000	439,649
11/01/30	2,650,000	722,443
11/01/31	2,565,000	653,408
West Sacramento Special Tax,
CFD No. 16, Pre-Refunded, 5.90%, 9/01/23	1,000,000	1,085,580
CFD No. 20, 5.125%, 9/01/25	500,000	431,460
CFD No. 20, 5.30%, 9/01/35	1,740,000	1,452,465
Westside USD, CFD No. 2005-3 Special Tax, 5.00%,
9/01/26	700,000	560,693
9/01/36	2,080,000	1,565,138
40 | Annual Report

Franklin Municipal Securities Trust
Statement of Investments, May 31, 2010 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
William S. Hart UHSD, CFD No. 2005-1 Special Tax, 5.30%, 9/01/36	$2,500,000	$1,825,550
Woodland Special Tax, CFD No. 1,
6.00%, 9/01/28	5,000,000	4,470,200
6.25%, 9/01/34	6,615,000	6,018,327
Yucca Valley RDA Tax Allocation, Yucca Valley Redevelopment Project No. 1,
5.50%, 6/01/28	2,110,000	2,114,051
5.75%, 6/01/38	5,485,000	5,365,536

		1,352,628,540

U.S. Territories 2.7%
Guam 1.3%
Guam Government GO,
Refunding, Series A, 5.00%, 11/15/23	7,245,000	6,976,935
Refunding, Series A, 5.25%, 11/15/37	6,500,000	5,807,620
Series A, 7.00%, 11/15/39	5,000,000	5,420,250

		18,204,805

Northern Mariana Islands 0.1%
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%, 3/15/28	1,620,000	1,557,873

Puerto Rico 1.3%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A, 6.00%, 7/01/44	5,000,000	5,250,750
Puerto Rico Commonwealth GO,
Public Improvement, Refunding, Series A, 5.50%, 7/01/32	10,000,000	10,261,700
Series A, 5.00%, 7/01/24	3,150,000	3,140,424

		18,652,874

Total U.S. Territories		38,415,552

Total Municipal Bonds before Short Term Investments (Cost $1,459,843,220)		1,391,044,092

Short Term Investments 3.4%
Municipal Bonds 3.4%
California 3.4%
[c]California Infrastructure and Economic Development Bank Revenue, Pacific Gas Electric, Refunding, Series B, Daily VRDN and Put, 0.23%, 12/01/16	2,000,000	2,000,000
[c]California PCFA, PCR, Pacific Gas and Electric Co., Refunding,
Series C, Daily VRDN and Put, 0.25%, 11/01/26	7,300,000	7,300,000
Series F, Daily VRDN and Put, 0.23%, 11/01/26	4,200,000	4,200,000
[c]California State Department of Water Resources Power Supply Revenue, Series B, Sub Series B-1, Daily VRDN and Put, 0.25%, 5/01/22	65,000	65,000
[c]California State Economic Recovery GO, Series C-4, Daily VRDN and Put, 0.25%, 7/01/23	800,000	800,000
[c]California Statewide CDA Revenue, Los Angeles County Museum Art Project, Refunding, Series D, Daily VRDN and Put, 0.25%, 12/01/34	9,875,000	9,875,000
[c]Irvine 1915 Act Special Assessment, Limited Obligation, AD No. 93-14, Daily VRDN and Put, 0.27%, 9/02/25	8,800,000	8,800,000
Annual Report | 41

Franklin Municipal Securities Trust
Statement of Investments, May 31, 2010 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
California (continued)
[c]Irvine Ranch Water District Revenue, Improvement Districts, Consolidated, Series B, Daily VRDN and Put, 0.25%, 10/01/41	$7,400,000	$7,400,000
[c]Southern California Public Power Authority Power Project Revenue, Mead-Adelanto Project, Refunding, Series A, Daily VRDN and Put, 0.25%, 7/01/20	9,100,000	9,100,000

Total Short Term Investments (Cost $49,540,000)		49,540,000

Total Investments (Cost $1,509,383,220) 99.1%		1,440,584,092
Other Assets, less Liabilities 0.9%		13,745,706

Net Assets 100.0%		$1,454,329,798

See Abbreviations on page 61.

[a]	Security has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2010, the aggregate value of these securities was $14,588,512 representing 1.00% of net assets.

[b]	Security purchased on a when-issued basis. See Note 1(b).

[c]	Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.
42 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Municipal Securities Trust
Financial Highlights
Franklin Tennessee Municipal Bond Fund

	Year Ended May 31,
Class A	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$10.99	$11.04	$11.18	$11.18	$11.48

Income from investment operations[a]:
Net investment income[b]	0.45	0.45	0.45	0.46	0.47
Net realized and unrealized gains (losses)	0.35	(0.04)	(0.14)	—[c]	(0.30)

Total from investment operations	0.80	0.41	0.31	0.46	0.17

Less distributions from net investment income	(0.44)	(0.46)	(0.45)	(0.46)	(0.47)

Redemption fees[d]	—	—	—[c]	—[c]	—[c]

Net asset value, end of year	$11.35	$10.99	$11.04	$11.18	$11.18

Total return[e]	7.44%	3.90%	2.80%	4.15%	1.54%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.72%	0.74%	0.75%	0.75%	0.77%
Expenses net of waiver and payments by affiliates	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	3.99%	4.25%	4.08%	4.06%	4.15%

Supplemental data
Net assets, end of year (000’s)	$287,007	$225,895	$199,415	$167,215	$146,005
Portfolio turnover rate	10.63%	11.12%	11.48%	10.25%	2.47%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Amount rounds to less than $0.01 per share.

[d]	Effective September 1, 2008, the redemption fee was eliminated.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
Annual Report | The accompanying notes are an integral part of these financial statements. | 43

Franklin Municipal Securities Trust
Statement of Investments, May 31, 2010

Franklin Tennessee Municipal Bond Fund	Principal Amount	Value

Municipal Bonds 98.2%
Tennessee 87.9%
Blount County PBA, GO, Local Government Public Improvement, Series B-15-A, Assured Guaranty, 5.00%,
6/01/28	$1,100,000	$1,176,956
6/01/32	2,565,000	2,694,225
Bristol Electric Revenue, System, AMBAC Insured, 5.00%, 9/01/29	1,075,000	1,121,204
Chattanooga Electric Revenue, Series A, 5.00%, 9/01/33	7,500,000	7,958,925
Chattanooga Health Educational and Housing Facility Board Revenue, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	500,000	553,225
Chattanooga-Hamilton County Hospital Authority Hospital Revenue, Erlanger Medical Center, Refunding, AGMC Insured, 5.00%, 10/01/22	3,250,000	3,327,675
Clarksville Electric System Revenue,
Series A, 5.00%, 9/01/34	2,000,000	2,103,040
Series A, 5.00%, 9/01/35	3,185,000	3,338,358
XLCA Insured, 5.00%, 9/01/23	2,325,000	2,512,349
XLCA Insured, 5.00%, 9/01/32	4,000,000	4,109,760
Clarksville Water Sewer and Gas Revenue,
Improvement, AGMC Insured, Pre-Refunded, 5.00%, 2/01/22	1,210,000	1,247,280
Refunding and Improvement, AGMC Insured, 5.00%, 2/01/22	790,000	798,524
Franklin County Health and Educational Facilities Board Revenue, University South Project, AMBAC Insured, 5.00%, 9/01/24	2,000,000	2,131,640
Gallatin Water and Sewer Revenue, Assured Guaranty, 5.00%, 1/01/33	2,215,000	2,315,760
Greene County GO, Refunding, Series B, NATL Insured, 5.00%, 6/01/24	1,000,000	1,049,570
Hallsdale-Powell Utility District Knox County Water and Sewer Revenue,
NATL RE, FGIC Insured, 5.00%, 4/01/31	1,000,000	1,045,190
Refunding and Improvement, Series A, NATL RE, FGIC Insured, 5.00%, 4/01/27	2,500,000	2,573,900
Harpeth Valley Utilities District Davidson and Williamson Counties Revenue, Utilities, Improvement,
NATL Insured, 5.00%, 9/01/29	1,000,000	1,042,990
NATL Insured, 5.00%, 9/01/34	2,310,000	2,382,834
NATL RE, FGIC Insured, 5.00%, 9/01/35	3,700,000	3,845,484
Hawkins County First Utility District Waterworks Revenue, Series B, Assured Guaranty, 5.00%, 6/01/42	1,250,000	1,293,275
Jackson Hospital Revenue, Jackson-Madison Project, Refunding and Improvement, 5.50%, 4/01/33	3,000,000	3,049,320
Johnson City Electric Revenue, Improvement, AGMC Insured, 5.00%, 5/01/29	1,000,000	1,065,120
Johnson City Health and Educational Facilities Board Hospital Revenue, first mortgage, Mountain States Health, Series A, NATL Insured, Pre-Refunded, 6.00%, 7/01/21	2,970,000	3,010,540
Series A, NATL Insured, Pre-Refunded, 5.125%, 7/01/25	3,000,000	3,023,070
Johnson City Health and Educational Facilities Board Revenue, Pine Oaks Assisted Project, Series A, GNMA Secured, 5.90%, 6/20/37	1,340,000	1,342,492
Kingsport GO, Series B, Assured Guaranty, 5.00%, 3/01/29	1,030,000	1,112,410
Kingsport IDB, MFHR, Model City Airport Project, GNMA Insured, 5.50%, 7/20/39	2,995,000	3,150,590
Knox County First Utility District Water and Sewer Revenue, NATL Insured, 5.00%,
12/01/24	1,790,000	1,906,225
12/01/25	1,000,000	1,060,220
44 | Annual Report

Franklin Municipal Securities Trust
Statement of Investments, May 31, 2010 (continued)

Franklin Tennessee Municipal Bond Fund	Principal Amount	Value

Municipal Bonds (continued)
Tennessee (continued)
Knox County First Utility District Water and Sewer Revenue GO, Refunding and Improvement, 5.00%,
12/01/26	$1,390,000	$1,538,257
12/01/29	1,500,000	1,646,100
Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
Covenant Health System, Refunding and Improvement, Series A, zero cpn., 1/01/36	5,000,000	1,051,900
Fort Sanders Alliance, Refunding, NATL Insured, 5.75%, 1/01/14	1,250,000	1,363,538
Knox County Health Educational and Housing Facilities Board Revenue, University Health System Inc., Refunding, 5.25%,
4/01/27	2,500,000	2,480,500
4/01/36	5,000,000	4,775,250
Knoxville Electric Revenue, System, Series U, Pre-Refunded, 5.125%, 7/01/21	2,340,000	2,348,775
Knoxville Waste Water System Revenue, Improvement, Series A, NATL Insured, 5.00%, 4/01/37	3,620,000	3,741,958
Knoxville Water Revenue, System Improvement, Series R, AGMC Insured, 5.00%, 3/01/30	2,370,000	2,490,159
Lawrenceburg PBA, GO, Electric System, Public Works, Refunding, AMBAC Insured, 5.00%, 7/01/22	2,500,000	2,744,825
Lenoir City Electric System Revenue, Refunding and Improvement, AGMC Insured, 5.00%, 6/01/21	2,000,000	2,033,980
[a]Manchester Tennessee, Refunding, AGMC Insured, 5.00%, 6/01/38	1,665,000	1,738,227
Maryville Revenue, Series A, Assured Guaranty, 5.00%, 6/01/38	7,850,000	8,175,304
Memphis GO, General Improvement,
Assured Guaranty, 5.00%, 4/01/27	1,975,000	2,143,527
NATL Insured, 5.00%, 10/01/22	5,000,000	5,438,850
Memphis-Shelby County Airport Authority Airport Revenue,
Refunding, Series B, 5.75%, 7/01/25	2,500,000	2,626,700
Series A, AGMC Insured, 5.00%, 7/01/35	5,000,000	5,131,250
Series A, AGMC Insured, 5.00%, 7/01/39	2,565,000	2,624,046
Series D, AMBAC Insured, 6.00%, 3/01/24	3,460,000	3,492,489
Memphis-Shelby County Sports Authority Inc. Revenue, Memphis Arena Project,
Refunding, Series B, 5.375%, 11/01/29	5,000,000	5,215,450
Series A, AMBAC Insured, Pre-Refunded, 5.25%, 11/01/23	7,145,000	7,909,944
Metropolitan Government of Nashville and Davidson County Electric Revenue, Series A,
5.00%, 5/15/33	3,000,000	3,171,120
AMBAC Insured, 5.00%, 5/15/25	5,000,000	5,257,400
Metropolitan Government of Nashville and Davidson County GO,
Refunding, Series B, 5.00%, 8/01/25	5,000,000	5,423,750
Series C, 5.00%, 2/01/25	3,000,000	3,233,340
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board Revenue,
Mortgage, Dandridge Towers Section 8, Series A, ETM, 6.375%, 1/01/11	290,000	291,032
Vanderbilt University, Refunding, Series A, 5.00%, 10/01/39	1,000,000	1,071,530
Vanderbilt University, Refunding, Series B, 5.00%, 10/01/39	9,000,000	9,643,770
Vanderbilt University, Series A, 5.50%, 10/01/29	3,500,000	3,972,255
Murfreesboro GO, Refunding, 5.00%, 6/01/19	1,000,000	1,170,390
Rutherford County Consolidated Utility District Waterworks Revenue,
AGMC Insured, 5.00%, 2/01/36	3,060,000	3,180,472
Refunding, NATL Insured, 5.00%, 2/01/27	1,000,000	1,053,100
Annual Report | 45

Franklin Municipal Securities Trust
Statement of Investments, May 31, 2010 (continued)

Franklin Tennessee Municipal Bond Fund	Principal Amount	Value

Municipal Bonds (continued)
Tennessee (continued)
Rutherford County Health and Educational Facilities Board Revenue, Ascension Health Senior Credit Group, Series C, 5.00%, 11/15/40	$10,000,000	$10,158,600
Shelby County Health Educational and Housing Facilities Board Revenue,
Ave Maria Assisted Living Project, Series A, 5.50%, 12/01/31	1,960,000	1,988,890
Baptist Memorial Health, Series A, 5.00%, 9/01/19	3,015,000	3,311,917
Methodist, Series B, AGMC Insured, 5.25%, 9/01/27	5,000,000	5,269,300
St. Jude Children’s Research Hospital, Refunding, 5.00%, 7/01/36	5,000,000	5,091,550
South Blount County Utility District Waterworks Revenue,
AGMC Insured, 5.00%, 12/01/33	1,000,000	1,062,110
AGMC Insured, 5.25%, 12/01/39	3,310,000	3,571,755
NATL RE, FGIC Insured, Pre-Refunded, 4.50%, 12/01/22	750,000	814,313
Tennessee HDA Revenue, Homeownership Program,
5.375%, 7/01/23	390,000	390,148
2006-3, 4.90%, 7/01/37	4,780,000	4,579,431
Series 1, 5.00%, 7/01/29	1,400,000	1,439,284
Series 3C, 6.00%, 1/01/20	190,000	190,163
Series 4B, 6.00%, 7/01/25	1,985,000	2,096,597
Tennessee State GO, Refunding, Series C, 5.00%, 5/01/29	2,000,000	2,194,100
Tennessee State School Bond Authority Revenue, Higher Educational Facilities, Second Program,
Refunding, Series A, 5.00%, 5/01/39	3,000,000	3,172,200
Refunding, Series A, NATL Insured, 5.00%, 5/01/26	1,250,000	1,332,725
Refunding, Series A, NATL Insured, 5.00%, 5/01/30	3,000,000	3,161,190
Series A, 5.00%, 5/01/34	3,555,000	3,730,830
Series B, 5.50%, 5/01/38	4,000,000	4,369,280
West Wilson Utility District Waterworks Revenue,
AMBAC Insured, Pre-Refunded, 5.25%, 6/01/23	3,780,000	3,966,052
Improvement, NATL Insured, Pre-Refunded, 5.00%, 6/01/26	1,805,000	2,063,386
Refunding, AMBAC Insured, 5.25%, 6/01/23	720,000	730,656
Refunding, NATL Insured, 4.75%, 6/01/23	1,805,000	1,876,514
Refunding and Improvement, NATL Insured, 4.75%, 6/01/28	1,000,000	1,029,980
White House Utility District Robertson and Sumner Counties Water and Sewer Revenue,
AGMC Insured, Pre-Refunded, 5.125%, 1/01/26	1,100,000	1,130,745
Refunding, AGMC Insured, 5.125%, 1/01/26	1,400,000	1,409,744
Williamson County GO,
Public Improvement, Pre-Refunded, 5.00%, 4/01/20	2,000,000	2,162,760
Public Improvement, Refunding, 5.00%, 3/01/20	2,000,000	2,170,220
Refunding, 5.00%, 4/01/26	1,930,000	2,276,860

		252,262,639

U.S. Territories 10.3%
Guam 1.9%
Guam Economic Development and Commerce Authority Revenue, Tobacco Settlement, Asset-Backed, Refunding, 5.25%, 6/01/32	2,135,000	2,058,755
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.625%, 12/01/29	3,205,000	3,350,026

		5,408,781

Puerto Rico 8.4%
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A-4, AGMC Insured, 5.00%, 7/01/31	2,760,000	2,839,902
Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32	1,500,000	1,638,360
46 | Annual Report

Franklin Municipal Securities Trust
Statement of Investments, May 31, 2010 (continued)

Franklin Tennessee Municipal Bond Fund	Principal Amount	Value

Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series SS, NATL Insured, 5.00%, 7/01/25	$5,000,000	$5,105,350
Series XX, 5.25%, 7/01/40	2,500,000	2,523,275
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Hospital Revenue, Hospital Auxilio Mutuo Obligation Group Project, Series A, NATL Insured, 6.25%, 7/01/24	200,000	200,694
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.375%, 7/01/33	655,000	660,659
Series D, Pre-Refunded, 5.375%, 7/01/33	1,845,000	2,017,379
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, First Sub Series B, 6.375%, 8/01/39	8,000,000	8,968,560

		23,954,179

Total U.S. Territories		29,362,960

Total Municipal Bonds before Short Term Investments (Cost $271,088,237)		281,625,599

Short Term Investments (Cost $3,000,000) 1.0%
Municipal Bonds 1.0%
U.S. Territories 1.0%
Puerto Rico 1.0%
[b] Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, Daily VRDN and Put, 0.23%, 7/01/32	3,000,000	3,000,000

Total Investments (Cost $274,088,237) 99.2%		284,625,599
Other Assets, less Liabilities 0.8%		2,381,876

Net Assets 100.0%		$287,007,475

See Abbreviations on page 61.

[a]	Security purchased on a when-issued basis. See Note 1(b).

[b]	Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.
Annual Report | The accompanying notes are an integral part of these financial statements. | 47

Franklin Municipal Securities Trust
Financial Statements
Statements of Assets and Liabilities
May 31, 2010

	Franklin California	Franklin Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Assets:
Investments in securities:
Cost	$1,509,383,220	$274,088,237

Value	$1,440,584,092	$284,625,599
Cash	67,076	302,185
Receivables:
Investment securities sold	727,588	—
Capital shares sold	2,671,027	473,905
Interest	19,465,134	3,866,135
Other assets	2,735	532

Total assets	1,463,517,652	289,268,356

Liabilities:
Payables:
Investment securities purchased	4,473,660	1,731,284
Capital shares redeemed	2,291,188	108,652
Affiliates	830,764	155,539
Distributions to shareholders	1,406,840	226,997
Accrued expenses and other liabilities	185,402	38,409

Total liabilities	9,187,854	2,260,881

Net assets, at value	$1,454,329,798	$287,007,475

Net assets consist of:
Paid-in capital	$1,591,791,386	$278,801,910
Undistributed net investment income (distributions in excess of net investment income)	4,221,332	(8,534)
Net unrealized appreciation (depreciation)	(68,799,128)	10,537,362
Accumulated net realized gain (loss)	(72,883,792)	(2,323,263)

Net assets, at value	$1,454,329,798	$287,007,475

48 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Municipal Securities Trust
Financial Statements (continued)
Statements of Assets and Liabilities (continued)
May 31, 2010

	Franklin California	Franklin Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Class A:
Net assets, at value	$1,090,014,914	$287,007,475

Shares outstanding	115,903,739	25,288,413

Net asset value per share[a]	$9.40	$11.35

Maximum offering price per share (net asset value per share ÷ 95.75%)	$9.82	$11.85

Class B:
Net assets, at value	$7,590,971

Shares outstanding	802,752

Net asset value and maximum offering price per share[a]	$9.46

Class C:
Net assets, at value	$255,392,118

Shares outstanding	27,014,115

Net asset value and maximum offering price per share[a]	$9.45

Advisor Class:
Net assets, at value	$101,331,795

Shares outstanding	10,762,117

Net asset value and maximum offering price per share	$9.42

[a]	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
Annual Report | The accompanying notes are an integral part of these financial statements. | 49

Franklin Municipal Securities Trust
Financial Statements (continued)
Statements of Operations
for the year ended May 31, 2010

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Investment income:
Interest	$85,508,496	$12,200,819

Expenses:
Management fees (Note 3a)	6,330,066	1,416,653
Distribution fees: (Note 3c)
Class A	1,017,146	260,494
Class B	67,244	—
Class C	1,526,079	—
Transfer agent fees (Note 3e)	436,640	86,863
Custodian fees	18,748	3,735
Reports to shareholders	72,556	15,980
Registration and filing fees	18,337	9,984
Professional fees	51,604	33,037
Trustees’ fees and expenses	62,352	11,860
Other	153,203	38,828

Total expenses	9,753,975	1,877,434
Expenses waived/paid by affiliates (Note 3f)	—	(59,447)

Net expenses	9,753,975	1,817,987

Net investment income	75,754,521	10,382,832

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(28,960,010)	346,000
Net change in unrealized appreciation (depreciation) on investments	174,814,718	7,802,579

Net realized and unrealized gain (loss)	145,854,708	8,148,579

Net increase (decrease) in net assets resulting from operations	$221,609,229	$18,531,411

50 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Municipal Securities Trust
Financial Statements (continued)
Statements of Changes in Net Assets

	Franklin California		Franklin Tennessee
	High Yield Municipal Fund		Municipal Bond Fund

	Year Ended May 31,		Year Ended May 31,
	2010	2009	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$75,754,521	$76,854,492	$10,382,832	$8,522,779
Net realized gain (loss) from investments	(28,960,010)	(28,190,094)	346,000	(811,635)
Net change in unrealized appreciation (depreciation) on investments	174,814,718	(188,255,693)	7,802,579	348,684

Net increase (decrease) in net assets resulting from operations	221,609,229	(139,591,295)	18,531,411	8,059,828

Distributions to shareholders from:
Net investment income:
Class A	(57,568,890)	(58,764,247)	(10,267,183)	(8,585,541)
Class B	(537,964)	(854,201)	—	—
Class C	(11,917,188)	(12,099,349)	—	—
Advisor Class	(5,122,495)	(3,953,464)	—	—

Total distributions to shareholders	(75,146,537)	(75,671,261)	(10,267,183)	(8,585,541)

Capital share transactions: (Note 2)
Class A	34,996,351	(93,646,544)	52,848,583	27,005,281
Class B	(6,335,132)	(6,687,168)	—	—
Class C	17,864,735	(26,339,288)	—	—
Advisor Class	22,772,160	4,822,385	—	—

Total capital share transactions	69,298,114	(121,850,615)	52,848,583	27,005,281

Redemption fees	—	1,704	—	—

Net increase (decrease) in net assets	215,760,806	(337,111,467)	61,112,811	26,479,568
Net assets:
Beginning of year	1,238,568,992	1,575,680,459	225,894,664	199,415,096

End of year	$1,454,329,798	$1,238,568,992	$287,007,475	$225,894,664

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$4,221,332	$3,684,460	$(8,534)	$(123,408)

Annual Report | The accompanying notes are an integral part of these financial statements. | 51

Franklin Municipal Securities Trust
Notes to Financial Statements
1. Organization and Significant Accounting Policies
Franklin Municipal Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Class A	Class A, Class B, Class C & Advisor Class
Franklin Tennessee Municipal Bond Fund	Franklin California High Yield Municipal Fund
The following summarizes the Funds’ significant accounting policies.
a. Security Valuation
Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds’ pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.
The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds’ Board of Trustees.
b. Securities Purchased on a When-Issued Basis
The Funds may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.
52 | Annual Report

Franklin Municipal Securities Trust
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)
c. Income Taxes
It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains. As a result, no provision for federal income taxes is required. The Funds file U.S. income tax returns as well as tax returns in certain other jurisdictions. As of May 31, 2010, and for all open tax years, the Funds have determined that no provision for income tax is required in the Funds’ financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund’s tax return.
d. Security Transactions, Investment Income, Expenses and Distributions
Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends are reinvested and paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.
Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.
Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.
e. Insurance
The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.
Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.
Annual Report | 53

Franklin Municipal Securities Trust
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)
f. Accounting Estimates
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
g. Redemption Fees
A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.
h. Guarantees and Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.
2. Shares of Beneficial Interest
At May 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin California		Franklin Tennessee
	High Yield Municipal Fund		Municipal Bond Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended May 31, 2010
Shares sold	23,540,633	$212,796,062	6,762,280	$75,597,034
Shares issued in reinvestment of distributions	3,818,633	34,375,029	669,567	7,492,229
Shares redeemed	(23,745,896)	(212,174,740)	(2,696,919)	(30,240,680)

Net increase (decrease)	3,613,370	$34,996,351	4,734,928	$52,848,583

Year ended May 31, 2009
Shares sold	21,872,397	$189,194,107	4,841,383	$51,678,704
Shares issued in reinvestment of distributions	3,809,795	32,208,460	549,123	5,829,752
Shares redeemed	(37,487,980)	(315,049,111)	(2,905,343)	(30,503,175)

Net increase (decrease)	(11,805,788)	$(93,646,544)	2,485,163	$27,005,281

54 | Annual Report

Franklin Municipal Securities Trust
Notes to Financial Statements (continued)
2. Shares of Beneficial Interest (continued)

	Franklin California
	High Yield Municipal Fund
	Shares	Amount

Class B Shares:
Year ended May 31, 2010
Shares sold	9,676	$87,916
Shares issued in reinvestment of distributions	35,196	315,842
Shares redeemed	(748,153)	(6,738,890)

Net increase (decrease)	(703,281)	$(6,335,132)

Year ended May 31, 2009
Shares sold	27,703	$247,290
Shares issued in reinvestment of distributions	54,218	462,370
Shares redeemed	(862,777)	(7,396,828)

Net increase (decrease)	(780,856)	$(6,687,168)

Class C Shares:
Year ended May 31, 2010
Shares sold	5,871,773	$53,395,335
Shares issued in reinvestment of distributions	762,936	6,898,515
Shares redeemed	(4,698,745)	(42,429,115)

Net increase (decrease)	1,935,964	$17,864,735

Year ended May 31, 2009
Shares sold	4,476,631	$39,358,483
Shares issued in reinvestment of distributions	786,626	6,681,288
Shares redeemed	(8,586,360)	(72,379,059)

Net increase (decrease)	(3,323,103)	$(26,339,288)

Advisor Class Shares:
Year ended May 31, 2010
Shares sold	4,210,188	$37,170,013
Shares issued in reinvestment of distributions	103,660	938,547
Shares redeemed	(1,694,146)	(15,336,400)

Net increase (decrease)	2,619,702	$22,772,160

Year ended May 31, 2009
Shares sold	5,805,182	$49,106,925
Shares issued in reinvestment of distributions	69,232	580,451
Shares redeemed	(5,174,719)	(44,864,991)

Net increase (decrease)	699,695	$4,822,385

Annual Report | 55

Franklin Municipal Securities Trust
Notes to Financial Statements (continued)
3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent
a. Management Fees
The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion
b. Administrative Fees
Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.
c. Distribution Fees
The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.
In addition, under the Funds’ Class B and C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.
56 | Annual Report

Franklin Municipal Securities Trust
Notes to Financial Statements (continued)
3. Transactions with Affiliates (continued)
c. Distribution Fees (continued)
The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin California	Franklin Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Reimbursement Plans:
Class A	0.15%	0.15%

Distributors has agreed to limit the current rate to 0.10% per year for each of the Funds.

Compensation Plans:
Class B	0.65%	—
Class C	0.65%	—
d. Sales Charges/Underwriting Agreements
Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin California	Franklin Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$300,554	$198,435
Contingent deferred sales charges retained	$39,615	$4,771
e. Transfer Agent Fees
For the year ended May 31, 2010, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin California	Franklin Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Transfer agent fees	$230,453	$36,327
f. Waiver and Expense Reimbursements
For the Franklin Tennessee Municipal Bond Fund, Advisers has contractually agreed in advance to waive or limit its fees and to assume as their own expense certain expenses otherwise payable by the fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees) do not exceed 0.60% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2010.
Annual Report | 57

Franklin Municipal Securities Trust
Notes to Financial Statements (continued)
4. Income Taxes
For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2010, the capital loss carryforwards were as follows:

	Franklin California	Franklin Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Capital loss carryforwards expiring in:
2011	$—	$95,080
2012	7,294,061	984,101
2013	2,650,186	422,643
2015	684,955	11,310
2016	1,572,273	—
2017	5,767,799	810,129
2018	32,781,484	—

	$50,750,758	$2,323,263

During the year ended May 31, 2010, the Franklin Tennessee Municipal Bond Fund utilized $346,774, of capital loss carryforwards.
On May 31, 2010, the Franklin California High Yield Municipal Fund and the Franklin Tennessee Municipal Bond Fund had expired capital loss carryforwards of $4,003,471 and $134,158, respectively, which were reclassified to paid-in capital.
For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At May 31, 2010, the Franklin California High Yield Municipal Fund deferred realized capital losses of $21,748,133.
The tax character of distributions paid during the years ended May 31, 2010 and 2009, was as follows:

	Franklin California		Franklin Tennessee
	High Yield Municipal Fund		Municipal Bond Fund

	2010	2009	2010	2009

Distributions paid from – tax exempt income	$75,146,537	$75,671,261	$10,267,183	$8,585,541

58 | Annual Report

Franklin Municipal Securities Trust
Notes to Financial Statements (continued)
4. Income Taxes (continued)
At May 31, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

	Franklin California	Franklin Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Cost of investments	$1,506,574,139	$274,025,055

Unrealized appreciation	$45,561,865	$11,568,750
Unrealized depreciation	(111,551,912)	(968,206)

Net unrealized appreciation (depreciation)	$(65,990,047)	$10,600,544

Distributable earnings – undistributed tax exempt income	$2,434,189	$155,281

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.
Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of bond discounts and wash sales.
5. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2010, were as follows:

	Franklin California	Franklin Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Purchases	$202,023,249	$81,884,710
Sales	$180,319,119	$27,040,726
6. Credit Risk
At May 31, 2010, the Franklin California High Yield Municipal Fund had 29.60% of its portfolio invested in high yield securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.
7. Concentration of Risk
Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. In addition, investments in these securities are sensitive
Annual Report | 59

Franklin Municipal Securities Trust
Notes to Financial Statements (continued)
7. Concentration of Risk (continued)
to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.
8. Credit Facility
The Funds, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.
Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended May 31, 2010, the Funds did not utilize the Global Credit Facility.
9. Fair Value Measurements
The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:
•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
At May 31, 2010, all of the Funds’ investments in securities carried at fair value were in Level 2 inputs.
60 | Annual Report

Franklin Municipal Securities Trust
Notes to Financial Statements (continued)
10. New Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Funds believe the adoption of this Accounting Standards Update will not have a material impact on their financial statements.
11. Subsequent Events
The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.
ABBREVIATIONS
Selected Portfolio

1915 Act	-	Improvement Bond Act of 1915
ABAG	-	The Association of Bay Area Governments
AD	-	Assessment District
AGMC	-	Assured Guaranty Municipal Corp.
AMBAC	-	American Municipal Bond Assurance Corp.
CDA	-	Community Development Authority/Agency
CFD	-	Community Facilities District
CIFP	-	Capital Improvement Financing Program
COP	-	Certificate of Participation
ETM	-	Escrow to Maturity
FGIC	-	Financial Guaranty Insurance Co.
FHA	-	Federal Housing Authority/Agency
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
HDA	-	Housing Development Authority/Agency
ID	-	Improvement District
IDB	-	Industrial Development Bond/Board
MFHR	-	Multi-Family Housing Revenue
MFR	-	Multi-Family Revenue
NATL	-	National Public Financial Guarantee Corp.
NATL RE	-	National Public Financial Guarantee Corp. Reinsured
PBA	-	Public Building Authority
PCFA	-	Pollution Control Financing Authority
PCR	-	Pollution Control Revenue
PFA	-	Public Financing Authority
PFAR	-	Public Financing Authority Revenue
PUD	-	Public Utility District
RDA	-	Redevelopment Agency/Authority
UHSD	-	Unified/Union High School District
USD	-	Unified/Union School District
XLCA	-	XL Capital Assurance
Annual Report | 61

Franklin Municipal Securities Trust
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Franklin Municipal Securities Trust
In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund (separate portfolios of Franklin Municipal Securities Trust, hereafter referred to as the “Funds”) at May 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material mis-statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
July 19, 2010
62 | Annual Report

Franklin Municipal Securities Trust
Tax Designation (unaudited)
Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2010. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2011, shareholders will be notified of amounts for use in preparing their 2010 income tax returns.
Annual Report | 63

Franklin Municipal Securities Trust
Board Members and Officers
The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.
Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	131	Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	108	ICO Global Communications (Holdings) Limited (satellite company).

Principal Occupation During Past 5 Years:

Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	131	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2009	131	Boeing Capital Corporation (aircraft financing).

Principal Occupation During Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).
64 | Annual Report

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	131	Hess Corporation (exploration and refining of oil and gas).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	139	Cbeyond, Inc. (business communications provider) and The Southern Company (energy company).

Principal Occupation During Past 5 Years:

Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	108	None

Principal Occupation During Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held

**Charles B. Johnson (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1991 and Chairman of the Board since 1993	131	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
Annual Report | 65

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	88	None

Principal Occupation During Past 5 Years:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.
66 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since August 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since April 2010	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since August 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Annual Report | 67

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

*	We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**	Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.
Note 1: Charles B. Johnson is the father of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Prior to May 31, 2010, Robert F. Carlson and Frank W.T. LaHaye each ceased to be a trustee of the Trust.
The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.
68 | Annual Report

Franklin Municipal Securities Trust
Shareholder Information
Board Review of Investment Management Agreement
At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the two separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.
In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.
NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund

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Franklin Municipal Securities Trust
Shareholder Information (continued)
Board Review of Investment Management Agreement (continued)
complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the high industry ranking given the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management’s efforts to minimize any negative impact on the nature and quality of services provided the Funds arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.
INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.
Franklin California High Yield Municipal Fund – The Lipper report for this Fund showed the investment performance of its Class A shares for the year ended December 31, 2009, and the previous 10 years ended that date in comparison with a performance universe consisting of all

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Franklin Municipal Securities Trust
Shareholder Information (continued)
Board Review of Investment Management Agreement (continued)
retail and institutional California municipal debt funds as selected by Lipper. Such comparison showed the Fund’s income return during 2009, as shown in the Lipper report, and for the previous three-, five- and 10-year periods on an annualized basis to be in the highest quintile of its performance universe. The Lipper report showed the Fund’s total return during 2009 to be in the highest quintile of its Lipper performance universe and on an annualized basis to be in the lowest and second-lowest quintiles of such universe, respectively, for the previous three- and five-year periods, but in the second-highest quintile of such universe for the previous 10-year period. The Board was satisfied with such performance, noting the Fund’s investment objective of obtaining a high level of tax-exempt income.
Franklin Tennessee Municipal Bond Fund – The Lipper report for this Fund showed the investment performance of its only share class for the year ended December 31, 2009, and the previous 10 years ended that date in comparison with a performance universe consisting of all retail and institutional “other states” municipal debt funds as selected by Lipper. Such comparison showed the Fund’s income return in 2009, as shown in the Lipper report, to be in the second-highest quintile of its performance universe, and during each of the previous three-, five- and 10-year periods on an annualized basis to also be in the second-highest quintile of such universe. The Lipper report also showed the Fund’s total return during 2009 to be in the second-lowest quintile of its Lipper performance universe, but for each of the previous three-, five- and 10-year periods on an annualized basis to be in the highest quintile of such universe. Management explained that the Fund’s relative total performance in 2009 reflected its conservative strategy of not utilizing leverage or derivatives or high yield debt, which types of instruments had performed well in the 2009 market recovery. The Board expressed its satisfaction with such performance, noting management’s explanation and the primary fact that the investment objective of the Fund is to obtain a high level of tax-exempt income.
COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses for comparative consistency, were shown by Lipper for Fund Class A shares in the case of Franklin California High Yield Municipal Fund. The Lipper report

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Franklin Municipal Securities Trust
Shareholder Information (continued)
Board Review of Investment Management Agreement (continued)
for Franklin California High Yield Municipal Fund showed its contractual investment management fee rate to be in the second least expensive quintile of its Lipper expense group and its actual total expense ratio to be in the least expensive quintile of such expense group including 12b-1 fees, and the second least expensive quintile of such group excluding 12b-1 fees. The Board was satisfied with such comparative expenses. The Lipper report for Franklin Tennessee Municipal Bond Fund showed its contractual investment management fee rate to be in the middle quintile of its Lipper expense group, while its actual total expense ratio to be in the least expensive quintile of such expense group including 12b-1 fees, and the middle quintile of such group excluding 12b-1 fees. The Board was satisfied with such comparative expenses, noting that they were partially subsidized by management.
MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares in Franklin California High Yield Municipal Bond Fund prior to February 2005 when the offering of such shares was discontinued. Based upon

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Franklin Municipal Securities Trust
Shareholder Information (continued)
Board Review of Investment Management Agreement (continued)
its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.
ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund’s investment management agreements so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; and 0.45% on the next $7.25 billion of assets with additional breakpoints continuing thereafter until reaching a final breakpoint for assets in excess of $20 billion. At December 31, 2009, the net assets of Franklin California High Yield Municipal Fund were approximately $1.4 billion and those of Franklin Tennessee Municipal Bond Fund were approximately $268 million. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreements for both Funds provided a sharing of benefits with each Fund and its shareholders.
Proxy Voting Policies and Procedures
The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.
Quarterly Statement of Investments
The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report | 73

Franklin Municipal Securities Trust
Shareholder Information (continued)
Householding of Reports and Prospectuses
You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

74 | Annual Report

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Franklin Templeton Funds
Literature Request. To receive a summary prospectus and/or prospectus, please call us at (800) DIAL BEN/(800) 342-5236 or visit franklintempleton.com. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information. Please carefully read a prospectus before investing. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.
VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund2
Mutual Shares Fund
BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund
GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund
GLOBAL
Mutual Global Discovery Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund
INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund
HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund
ASSET ALLOCATION
Franklin Templeton Corefolio® Allocation Fund
Franklin Templeton Founding Funds
Allocation Fund
Franklin Templeton Conservative Allocation Fund3
Franklin Templeton Growth Allocation Fund3
Franklin Templeton Moderate Allocation Fund3
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund
FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund4
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund
TAX-FREE INCOME5

National
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund6
Limited-/Intermediate-Term
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

State-Specific
Alabama	Michigan[8]
Arizona	Minnesota[8]
California[7]	Missouri
Colorado	New Jersey
Connecticut	New York[7]
Florida	North Carolina
Georgia	Ohio[8]
Kentucky	Oregon
Louisiana	Pennsylvania
Maryland	Tennessee
Massachusetts[8]	Virginia
INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust9

1.	The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2.	The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%–25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

3.	Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds’ investment goals and principal investment strategies remained unchanged.

4.	An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5.	For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.	The fund invests primarily in insured municipal securities.

7.	These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

8.	The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word “Insured” from the fund name. The changes became effective 2/15/09.

9.	The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

Not part of the annual report

One Franklin Parkway San Mateo, CA 94403-1906

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Annual Report and Shareholder Letter
Franklin      Municipal      Securities      Trust
Investment Manager
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®
franklintempleton.com
Shareholder Services
(800) 632-2301
Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.
© 2010 Franklin Templeton Investments. All rights reserved.
MUN A 07/10

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $51,451 for the fiscal year ended May 31, 2010 and $55,395 for the fiscal year ended May 31, 2009.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $762 for the fiscal year ended May 31, 2010 and $6,000 for the fiscal year ended May 31, 2009. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2010 and $1,311 for the fiscal year ended May 31, 2009.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2010 and $282,766 for the fiscal year ended May 31, 2009. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $762 for the fiscal year ended May 31, 2010 and $290,077 for the fiscal year ended May 31, 2009.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.               N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                             N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.              N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUNICIPAL SECURITIES TRUST

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  July 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  July 27, 2010

By /s/GASTON GARDEY

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  July 27, 2010